UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

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DASEKE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DASEKE, INC.

15455 Dallas Parkway, Suite 550

Addison, Texas 75001

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Daseke, Inc.:

Notice is hereby given that the 2021 annual meeting of stockholders (the “Annual Meeting”) of Daseke, Inc., a Delaware corporation (the “Company” or “we”), will be held on June 18, 2021 at 11:00 a.m., Central time, to consider and vote upon the following proposals:

1.

To elect the seven director nominees named in this proxy statement to serve on the Company’s Board of Directors (the “Board of Directors” or the “Board”) until the 2022 annual meeting of stockholders and until their successors are elected and qualified or their earlier death, resignation or removal;

2.	To ratify the selection of Grant Thornton LLP to serve as our independent registered public accounting firm for the year ending December 31, 2021;

3.	To approve, on an advisory basis, the executive compensation of our named executive officers as described in “Compensation Discussion and Analysis” and related executive compensation tables;

4.	To approve an amendment and restatement of the Company’s 2017 Omnibus Incentive Plan; and

5.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Due to the public health and travel concerns related to the coronavirus (COVID-19) pandemic that our stockholders may continue to have, we have determined to hold the Annual Meeting virtually. You will not be able to physically attend the Annual Meeting. To attend and participate in the Annual Meeting, you will need to visit the virtual meeting website at https://www.cstproxy.com/daseke/2021 (the “Meeting Website”) and enter the control number found on your proxy card. If you are a beneficial owner of shares held in street name and wish to attend the Annual Meeting, you will need to follow the instructions on your voting instruction form to receive a legal proxy from your bank or broker, and then e-mail a copy (a legible photograph is sufficient) of your legal proxy to proxy@continentalstock.com. Beneficial owners who e-mail a valid legal proxy will be issued a control number that will allow them to register to attend and participate in the Annual Meeting. Beneficial owners who wish to attend the Annual Meeting should contact Continental Stock Transfer & Trust Company at the above email address no later than June 14, 2021 to obtain this information. Only one stockholder per control number can access the Meeting Website. You may vote and submit questions while attending the Annual Meeting by following the instructions available on the Meeting Website at the time of the Annual Meeting. On the date of the Annual Meeting, online access to the Annual Meeting will open at 10:30 a.m., Central time, to allow time for stockholders to log-in prior to the start of the live audio webcast of the Annual Meeting at 11:00 a.m., Central time. We encourage you to log-in 15 minutes prior to the start time of the Annual Meeting. If you experience technical difficulties during the check-in process or during the Annual Meeting, please call (917) 262-2373 for assistance.

Only stockholders of record of the Company as of the close of business on Friday, April 23, 2021 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote. A list of the names of stockholders entitled to vote at the Annual Meeting will be available for ten days prior to the Annual Meeting for examination by any stockholder for any purpose germane to the Annual Meeting between the hours of 9:00 a.m. and 5:00 p.m., Central time, at our headquarters at 15455 Dallas Parkway, Suite 550, Addison, Texas 75001. This list will also be available for such purposes during the Annual Meeting through the Meeting Website.

Beginning on or about May 7, 2021, we will send to all stockholders entitled to notice of, and to vote at, the Annual Meeting a Notice of Internet Availability of Proxy Materials (the “Notice”) with instructions on how to access our proxy materials over the Internet and how to vote. The Notice also provides instructions on how to obtain paper copies if preferred. We are furnishing proxy materials to stockholders over the internet because this process expedites the delivery of proxy materials, ensures that proxy materials remain easily accessible to our stockholders, saves costs and reduces the environmental impact of the Annual Meeting.

Your vote is important. Proxy voting permits stockholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. Proxy cards that are signed and returned, but do not include voting instructions, will be voted by the proxy holders as recommended by the Board of Directors. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in the accompanying proxy statement and on the proxy card or voting instruction form.

Even if you plan to attend the Annual Meeting, it is strongly recommended you vote your shares or submit your proxy before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the proxy statement prior to deciding how to vote your shares.

By Order of the Board of Directors,

Executive Vice President, Chief Legal Officer,

General Counsel and Corporate Secretary

May 7, 2021

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on June 18, 2021: The Company’s proxy statement for the 2021 Annual Meeting of Stockholders, the form of proxy card and the 2020 Annual Report to Stockholders are available at https://www.cstproxy.com/daseke/2021.

DASEKE, INC.

15455 Dallas Parkway, Suite 550

Addison, Texas 75001

PROXY STATEMENT

FOR

2021 ANNUAL MEETING OF STOCKHOLDERS

To be held on Friday, June 18, 2021 at 11:00 a.m., Central time

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND THESE PROXY MATERIALS

Why did I receive a Notice Regarding the Internet Availability of Proxy Materials?

Daseke, Inc. (the “Company,” “we,” “our,” or “us”) sent you a Notice Regarding the Internet Availability of Proxy Materials (the “Notice”) to access the Company’s proxy materials because we are holding our 2021 annual meeting of stockholders (the “Annual Meeting”) and the Company’s Board of Directors (the “Board of Directors” or the “Board”) is asking for your proxy to vote your shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at the Annual Meeting and any adjournments or postponements thereof. The Notice was first sent to stockholders on or about May 7, 2021.

The Securities and Exchange Commission (the “SEC”) has approved rules allowing companies to furnish proxy materials to stockholders by providing access to such documents on the internet instead of mailing paper copies. We believe this process expedites the delivery of proxy materials, ensures that proxy materials remain easily accessible to our stockholders, saves costs and reduces the environmental impact of the Annual Meeting. Accordingly, we mailed the Notice rather than paper copies of our proxy materials. Instructions on how to access the proxy materials over the internet or how to request a paper copy by mail may be found in the Notice. The proxy materials, including this proxy statement, summarize the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting.

When and where will the Annual Meeting be held?

The Annual Meeting will take place on June 18, 2021 at 11:00 a.m., Central time. We have determined to hold the Annual Meeting virtually. You will not be able to physically attend the Annual Meeting.

We are holding a virtual only meeting this year for a few reasons. First, the Company takes pride in its safety-focused culture. While we are encouraged by the pace of coronavirus (COVID-19) vaccinations rolling out around the country, we do not know how many individuals will be vaccinated by June. Accordingly, we are choosing the virtual format to keep our stockholders attending the meeting safe from COVID-19. We also value innovation and we welcome expanded access, improved communication and cost savings for us and our stockholders afforded by the virtual format. We believe hosting a virtual meeting enables increased stockholder attendance and participation from locations around the country, which provides for a more meaningful forum.

To attend and participate in the Annual Meeting, you will need to visit the virtual meeting website at https://www.cstproxy.com/daseke/2021 and enter the control number found on your proxy card. If you are a beneficial owner of shares held in street name and wish to attend the Annual Meeting, you will need to follow the instructions on your voting instruction form to receive a legal proxy from your bank or broker, and then e-mail a copy (a legible photograph is sufficient) of your legal proxy to proxy@continentalstock.com. Beneficial owners who e-mail a valid legal proxy will be issued a control number that will allow them to register to attend and participate in the Annual Meeting. Beneficial owners who wish to attend the Annual Meeting should contact Continental Stock Transfer & Trust Company at the above email address no later than June 14, 2021 to obtain this information.

Only one stockholder per control number can access the Meeting Website. You may vote and submit questions while attending the Annual Meeting by following the instructions available on the Meeting Website at the time of the Annual Meeting. On the date of the Annual Meeting, online access to the Annual Meeting will open at 10:30 a.m., Central time, to allow time for stockholders to log-in prior to the start of the live audio webcast of the Annual Meeting at 11:00 a.m., Central time. We encourage you to log on 15 minutes prior to the start time of the Annual Meeting. If you experience technical difficulties during the check-in process or during the Annual Meeting, please call (917) 262-2373 for assistance.

What proposals will be addressed at the Annual Meeting?

Stockholders will be asked to consider the following proposals at the Annual Meeting:

1.

To elect the seven director nominees named in this proxy statement to serve on the Board of Directors until the Company’s 2022 annual meeting of stockholders and until their successors are elected and qualified or their earlier death, resignation or removal;

2.

To ratify the selection by the audit committee of the Board of Directors (the “Audit Committee”) of Grant Thornton LLP (“Grant Thornton”) to serve as our independent registered public accounting firm for the year ending December 31, 2021;

3.

To approve, on an advisory basis, the executive compensation of our named executive officers (“NEOs”) as described in “Compensation Discussion and Analysis” and related executive compensation tables (“say-on-pay”); and

4.	To approve an amendment and restatement of the Company’s 2017 Omnibus Incentive Plan (as amended, the “Incentive Plan”).

We will also consider any other business that properly comes before the Annual Meeting.

How does the Board of Directors recommend that I vote?

The Board of Directors unanimously recommends that stockholders vote:

•	“FOR” each nominee proposed by the Board of Directors for director;

•	“FOR” the ratification of the selection of Grant Thornton as our independent registered public accounting firm;

•	“FOR” the approval, on an advisory basis, of the compensation of our NEOs; and

•	“FOR” the approval of an amendment and restatement of the Incentive Plan.

Why is the Company proposing the amendment and restatement of the Incentive Plan?

The purpose of the proposal to amend and restate the current Incentive Plan is to increase the number of shares available for issuance under the plan and to otherwise update the plan in order to enable us to continue to offer eligible employees, directors and consultants cash- and stock-based incentive awards under the plan, which we believe will enable us to attract, retain and reward these individuals and strengthen the mutuality of interests between them and our stockholders.

Who may vote during the Annual Meeting?

Stockholders who owned shares of Common Stock as of the close of business on April 23, 2021 (the “Record Date”) are entitled to vote during the Annual Meeting.

How many votes must be present to hold the Annual Meeting?

On the Record Date, there were 65,193,669 shares of Common Stock outstanding and entitled to vote. In order for us to conduct the Annual Meeting, a majority of our outstanding shares of Common Stock entitled to vote during the Annual Meeting must be present at the beginning of the Annual Meeting. This is referred to as a quorum. Consequently, 32,596,835 shares of Common Stock must be present at the beginning of the Annual Meeting to constitute a quorum.

Your shares are counted as present at the Annual Meeting if you were a stockholder as of the Record Date and (i) you attend the Annual Meeting, (ii) you vote (either by mail or online) in advance of the Annual Meeting (even if you abstain from voting on any or all of the proposals) or at the Annual Meeting, or (iii) your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of the selection of Grant Thornton to serve as our independent registered public accounting firm.

How many votes do I have?

Each share of Common Stock is entitled to one vote on each matter that comes before the Annual Meeting.

What is the proxy card?

If you complete the proxy card and mail it in the envelope provided (or otherwise submit your proxy over the internet as described below), you will appoint Jason Bates, the Company’s Executive Vice President, Chief Financial Officer and Treasurer, and Soumit Roy, the Company’s Executive Vice President, Chief Legal Officer, General Counsel and Corporate Secretary, each to act as your proxy at the Annual Meeting. By completing and returning the proxy card, you are authorizing Messrs. Bates and Roy to vote your shares during the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card or vote online before the Annual Meeting date in case your plans change. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting. Alternatively, you can vote your shares during the Annual Meeting.

If any other matter properly comes before the Annual Meeting, or at any adjournment(s) or postponement(s) of the Annual Meeting, that is not on the proxy card, the proxy holders mentioned above and on the proxy card will vote your shares, under your proxy, in accordance with the recommendations of the Board of Directors or, in the absence of a Board decision, in their best judgment. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters that may properly come before the Annual Meeting.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a broker, bank, broker-dealer, custodian or other similar organization, then you are the beneficial owner of shares held in “street name.” The organization holding your account is considered the stockholder of record for purposes of voting during the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account, but you must follow the instructions that organization has provided to you in order to vote or attend the Annual Meeting. Those instructions are contained in a “vote instruction form” provided to you by such organization.

If I am a stockholder of record of the Company’s shares, how do I vote?

If you are a stockholder of record, there are three ways to vote:

•	During the Annual Meeting. You may vote during the Annual Meeting by following the instructions provided at the Annual Meeting.

•	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

•

Online Prior to the Annual Meeting. You may vote online in advance of the Annual Meeting by following the procedures and instructions described on the proxy card. If you choose to vote online using the website https://www.cstproxy.com/daseke/2021 in advance of the Annual Meeting, have your proxy card in hand, which will have the control number necessary to access the website, and follow the instructions.

If I am a beneficial owner of shares held in street name, how do I vote?

If you are a beneficial owner, there are three ways to vote:

•

During the Annual Meeting. If you are a beneficial owner, you will need to follow the instructions on the voting instruction form provided to you to receive a legal proxy from your broker, bank, broker-dealer, custodian or other similar organization that holds your shares, and then e-mail a copy (a legible photograph is sufficient) of your legal proxy to proxy@continentalstock.com. Beneficial owners who e-mail a valid legal proxy will be issued a control number that will allow them to register to attend and participate in the Annual Meeting. Beneficial owners who wish to attend the Annual Meeting should contact Continental Stock Transfer & Trust Company at the above email address no later than June 14, 2021 to obtain this information

•

By Mail. You may vote by filling out the vote instruction form and sending it back in the envelope provided by your broker, bank, broker-dealer, custodian or other similar organization that holds your shares.

•

Via Telephone/Online Prior to the Annual Meeting. You may vote by submitting your vote by telephone or online if those options are made available to you by your broker, bank, broker-dealer, custodian or other similar organization in accordance with the instructions on the voting instruction form provided to you. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

What vote is required to elect directors?

Directors are elected by a plurality of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, meaning that the seven director nominees who receive the highest number of shares voted “for” their election are elected. There are no cumulative voting rights for director elections. You may vote “for” or “withhold” authority to vote for each of the nominees for the Board. “Withhold” votes and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the election of the nominees.

What vote is required to ratify the selection by the Audit Committee of Grant Thornton as our independent registered public accounting firm?

Approval of the proposal to ratify the selection of Grant Thornton as our independent registered public accounting firm requires the affirmative vote of the majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. You may vote “for” or “against” this proposal, or you may abstain from voting on this proposal. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the vote for this proposal.

What vote is required to approve, on an advisory basis, the executive compensation of our NEOs as described in the “Compensation Discussion and Analysis” and related executive compensation tables (“say-on-pay”)?

Approval of “say-on-pay” requires the affirmative vote of the majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. You may vote “for” or “against” this proposal, or you may abstain from voting on this proposal. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the vote for this proposal. Although this advisory vote to approve the Company’s executive compensation is non-binding, the Board’s compensation committee (the “Compensation Committee”) will carefully assess the voting results.

What vote is required to approve the amendment and restatement of the Incentive Plan?

Approval of the proposal to amend and restate the Incentive Plan requires the affirmative vote of the majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. You may vote “for” or “against” this proposal, or you may abstain from voting on this proposal. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the vote for this proposal.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by submitting a later vote electronically or via phone (if those options are available to you), or, if you are a stockholder of record, by attending the Annual Meeting and voting at the Annual Meeting. Attending the Annual Meeting will not automatically revoke your proxy unless you vote again during the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Chief Legal Officer at 15455 Dallas Parkway, Suite 550, Addison, Texas 75001, a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by a broker, bank, broker-dealer, custodian or other similar organization, you must instruct your broker, bank, broker-dealer, custodian or other similar organization that you wish to change your vote by following the procedures on the voting instruction form provided to you by such representative.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares will be voted “FOR” each of the director nominees proposed by the Board of Directors, “FOR” the ratification of the selection of the independent registered public accounting firm at our Annual Meeting, “FOR” the approval, on an advisory basis, of the executive compensation of our NEOs and “FOR” the approval of the amendment and restatement of the Incentive Plan. To the extent any other business properly comes before the Annual Meeting or any adjournment(s) or postponement(s) thereof, any shares represented by any such proxy card will be voted within the discretion of the designated proxy holders to the extent authorized by Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), unless otherwise provided on such proxy card.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential to the extent possible and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K that the Company is required to file with the SEC within four business days following the Annual Meeting.

Who bears the cost of soliciting proxies for the Annual Meeting?

The Board of Directors is soliciting your proxy to vote your shares of Common Stock at the Annual Meeting, and the Company will bear the cost of soliciting proxies and will reimburse brokerage firms and other nominees for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. We will conduct the solicitation by mail, personally, telephonically, through the Internet or by facsimile through our officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

Do dissenting stockholders have appraisal rights?

Neither Delaware law nor the Company’s charter or bylaws provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

What does it mean if I receive more than one proxy card and/or voting instruction form?

If you receive more than one proxy card, your shares may be registered in more than one name and/or are registered in different accounts. In order to vote all of the shares held by you, you will need to vote the shares held in each account separately. Please follow the voting instructions on each proxy card to ensure that all of your shares are voted.

Who do I contact if I have questions about the Annual Meeting or need help in voting my shares?

You can contact our Chief Legal Officer, Soumit Roy, by sending a letter to him at the offices of the Company at 15455 Dallas Parkway, Suite 550, Addison, Texas 75001 with any questions about the proposals described in this proxy statement or how to execute your vote.

CORPORATE GOVERNANCE

The Board of Directors and Executive Officers

Board Structure and Composition

In May 2020, following approval by the Company’s stockholders at the 2020 annual meeting of stockholders, the Company’s charter was amended to declassify the Board of Directors (the “Board declassification amendment”). Prior to such amendment, the Board consisted of nine directors divided into three classes, and directors in each class were elected to serve three-year staggered terms that expired in successive years. At the 2020 annual meeting of stockholders, as a result of the Board’s ongoing review of the Company’s corporate governance policies, the Board recommended the Company’s stockholders approve the Board declassification amendment to enhance stockholder input, feedback and engagement through the annual meeting process. As a result of the Board declassification amendment, commencing with the Annual Meeting, all directors will be elected annually for one-year terms.

The Board of Directors is currently made up of eight members: Brian Bonner, Don R. Daseke, Catharine D. Ellingsen, Grant Garbers, Daniel J. Hennessy, Charles “Chuck” F. Serianni, Jonathan Shepko and Ena Williams. Each of the Company’s current directors, except for Mr. Hennessy, is seeking re-election at the Annual Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement, which is seven.

Director Nominees

Certain information about our director nominees, including their ages as of April 30, 2021, are set forth below.

Name	Position	Age	Year Served Since
Brian Bonner	Chairman of the Board and Independent Director	65	2015
Don R. Daseke	Director and Chairman Emeritus	81	2008
Catharine Ellingsen	Independent Director	57	2021
Grant Garbers	Independent Director	58	2021
Charles “Chuck” F. Serianni	Independent Director	59	2019
Jonathan Shepko	Interim Chief Executive Officer and Director	43	2017
Ena Williams	Independent Director	52	2019

Brian Bonner has served as a member of the Board of Directors since February 2015. Since August 2020, he has served Daseke as the Chairman of the Board, and he served as the Executive Chairman from August 2019 to August 2020. Mr. Bonner served as Vice President and Chief Information Officer of Texas Instruments, a publicly traded company, from January 2000 to May 2014. In this role, Mr. Bonner managed the business and technology aspects of IT operations. Prior to being appointed Chief Information Officer, Mr. Bonner served Texas Instruments for over 33 years in a number of strategic leadership roles and positions in general management, mass marketing and global product management. Mr. Bonner served as a member on the board of directors of Copper Mobile from June 2012 through October 2015 and is currently an advisory board member for Southern Methodist University’s Computer & Electrical Engineering Department. Mr. Bonner also served as an advisory board member for Gemini Israel Funds from June 2004 to May 2015. Mr. Bonner holds an M.B.A. in Marketing and Finance from the Fuqua School of Business at Duke University, an MSEE and BSEE from the University of Michigan, and a B.A. in Physics from Kalamazoo College. He received the Minority & Women Business Development Award from Texas Instruments, the Transformational CIO Award from HMG Strategies and the Most Innovative User of Technology from Information Week Magazine. Mr. Bonner has significant experience serving as an executive officer and in other leadership positions in a large public company setting, including 14 years as chief information officer, and he has more than three years of experience serving on the board of directors of a private technology company. He also has extensive experience in management, finance, operations and marketing. We believe his background and skill set make Mr. Bonner well-suited to serve as a member of the Board of Directors.

Don R. Daseke has served as a member of the Board of Directors since he founded the Company (formerly named Walden Smokey Point, Inc.) in November 2008. Until August 2019, when he was appointed as the Company’s Chairman Emeritus, Mr. Daseke was the Company’s Chief Executive Officer and Chairman of the Board of Directors. Mr. Daseke has served as the President and sole director on the board of directors of The Walden Group for more than 30 years. Mr. Daseke also has served as the chairman of the board of directors of both Liquid Motors, Inc. and East Teak Fine Hardwoods, Inc. since June 2005 and March 2006, respectively. Mr. Daseke has been active in the non-profit sector throughout his career, having served in leadership roles for a number of non-profit institutions, including the WaterTower Theatre, DePauw University, the Dallas Chapter of the World Presidents Organization and the Dallas Arboretum and Botanical Society. Additionally, Mr. Daseke currently serves on the Advisory Council for the Cattle Barons Ball in Dallas, Texas. From 2005 to 2009, Mr. Daseke was a Commissioner on the Planning and Zoning Commission for Addison, Texas, and in May 2009, he was elected to a two-year term on the Addison Town Council. Mr. Daseke served as Mayor Pro Tempore of Addison, Texas in 2010. Mr. Daseke was the Regional Winner of the Ernst & Young Entrepreneur of the Year Award in 2014. Mr. Daseke received his B.A. from DePauw University, an M.B.A. from the University of Chicago, Graduate School of Business, and the Presidents Program in Leadership from the Harvard Business School. Mr. Daseke is a Certified Public Accountant (retired). Because Mr. Daseke has served as a chief executive officer and a member of the board of directors of a number of companies and has significant experience in the transportation and logistics industry, Mr. Daseke is well-suited to serve on the Board of Directors.

Catharine Ellingsen has served as a member of the Board of Directors since April 2021. Ms. Ellingsen has been the Executive Vice President, Chief Legal Officer, Chief Ethics & Compliance Officer, Corporate Secretary of Republic Services, Inc., a national provider of recycling and non-hazardous solid waste services and environmental solutions (“Republic Services”), since June 2016. Prior to that, she served Republic Services as SVP, Human Resources from 2011 to June 2016 and VP, Deputy General Counsel from 2008 to 2011. Before joining Republic Services, Ms. Ellingsen served Allied Waste Industries, Inc. in a variety of roles, including VP, Deputy General Counsel and Director, Labor Relations, and practiced law at the law firms of Steptoe & Johnson LLP and Bryan Cave LLP. Since 2011, Ms. Ellingsen has served on the board of directors of Nebraska Distributing Company, including as chairperson since 2016, and since 2008, she has served on the board of directors of Bunker Hill Group. Ms. Ellingsen received her B.A. from Wheaton College and a J.D. from Washington College of Law, The American University. She also attended the Advanced Human Resources Executive Program at the University of Michigan, Ross School of Business. Ms. Ellingsen was identified and recommended as a potential board candidate by a non-management director of the Company. Because of her expertise in human capital management, labor relations, corporate governance, enterprise risk management, ethics and compliance, we believe Ms. Ellingsen is well-suited to serve as a member of the Board of Directors.

Grant Garbers has served as a member of the Board of Directors since January 2021. Mr. Garbers has been a Managing Director of Harrison Co., a middle-market investment banking firm, since June 2020, responsible for sourcing merger and acquisition opportunities as well as advising on the transaction strategy, company positioning, buyer rationale, financing risks, transaction structure, and valuation and the purchase documents in conjunction with legal counsel. Before that, Mr. Garbers spent the past 13 years with Capstone Headwaters and its predecessor company Headwaters MB as a Managing Director in its Industrial Technology Practice with the same responsibilities. Mr. Garbers has served both private and public companies across diverse industries such as transportation, medical, consumer products, and industrial technology. Mr. Garbers started his career in risk management at Fred S. James before entering the financial services sector. Mr. Garbers served as an independent director of Roadmaster Group, Inc. from 2010 to December 2017 when it was acquired by the Company. Mr. Garbers holds a B.B.A. degree from The University of Georgia and completed the Mergers and Acquisitions Executive Education Program at the Wharton School of Business. Mr. Garbers was identified and recommended as a potential board candidate by a security holder. Because of his years of investment and structuring experience, including in the transportation industry, and his risk management background, we believe Mr. Garbers is well-suited to serve as a member of the Board of Directors.

Charles “Chuck” F. Serianni has served as a member of the Board of Directors since May 2019. Mr. Serianni has served as the Special Advisor to the CEO of Republic Services, a national provider of recycling and non-hazardous solid waste services and environmental solutions, since June 2020. Prior to that role, Mr. Serianni served Republic Services as the Executive Vice President, Chief Financial Officer from August 2014 to June 2020 and Vice

President and Controller, West Region from July 2013 to August 2014. He also served Republic Services as Assistant Controller and progressed to Senior Vice President, Chief Accounting Officer of Republic Services during the period from June 1998 to July 2013 and as Accounting Operations Director of Republic Services (Auto Nation) from 1997 to 1998. Prior to his work with Republic Services, Mr. Serianni served as Accounting Operations Director for Sunglass Hut International, Inc. and as a Manager, Accounting and Auditing Services for Deloitte & Touche LLP, an international accounting firm. Mr. Serianni holds a bachelor’s degree in Accounting and Finance from the University of Dayton and he is a member of the American Institute of Certified Public Accountants. Mr. Serianni brings to the Board extensive financial expertise overseeing financial analysis and planning, accounting, treasury, investor relations, internal audit and tax functions. Mr. Serianni also brings experience in overseeing the strategic development of complex corporations, as well as experience overseeing effective cyber and technology systems and protocols. We believe his background and skill set make Mr. Serianni well-suited to serve as a member of the Board of Directors.

Jonathan Shepko has served as a member of the Board of Directors since February 2017. Mr. Shepko is a Co-founder and Managing Partner of Stonehollow Capital Partners, which makes direct equity investments in private companies across the United States. Prior to founding Stonehollow in January 2019, from 2014 to 2018, Mr. Shepko served as a Managing Partner of EF Capital Management, LP, the investment arm of a substantial single-family office, which largely focused on direct equity and direct debt investments, in both public and private companies, across the United States. During his tenure with EF Capital, Mr. Shepko served in various Board and management capacities of the firm’s portfolio investments. Prior to founding EF Capital, Mr. Shepko was a Managing Director with Ares Management (~$100B AUM), where he focused on originating and structuring debt financings in the energy industry. From 2009 until 2014, Mr. Shepko co-headed, and served as Managing Director of, CLG Energy Finance (an affiliate of Beal Bank), which focused on providing senior-stretch and uni-tranche facilities to the energy and infrastructure industries. Prior to forming CLG Energy Finance, Mr. Shepko was a Vice President with EnCap Investments, LP, where his responsibilities included originating, structuring and managing private equity investments in the oil and gas sector, while also serving on the boards of several of these companies. Collectively, Mr. Shepko has underwritten and managed nearly $2 billion in direct equity and debt financings, spanning multiple industries, including investments in high-growth, as well as mature companies. Mr. Shepko graduated magna cum laude with a degree in Finance from Texas A&M University. Because of his years of investment and structuring experience, and his knowledge of management and operations, as well as his meaningful experience on the board of directors of other companies, we believe Mr. Shepko well-suited to serve as a member of the Board of Directors.

Ena Williams has served as a member of the Board of Directors since May 2019. Ms. Williams has served as the Chief Operating Officer of Casey’s General Stores, Inc., a Fortune 500 company operating over 2,200 convenience stores in 16 states, since June 2020. Prior to this, from January 2019 to March 2020, she served as the Chief Executive Officer and member of the board of directors of National HME, Inc., a technology enabled hospice medical equipment provider. Prior to that role, for 7-Eleven, Inc., a global chain of convenience stores, she served as the Senior Vice President and Head of International from 2015 to February 2018; the Senior Vice President, West Region Operations from 2011 to 2015; and the Vice President, Southwest Division from 2008 to 2011. Also, Ms. Williams held a number of positions in the operations, retail and planning functions of Mobil Oil Corporation and ExxonMobil Corporation from 1991 to 2008. Ms. Williams currently serves on the board of advisors for the Robert B. Rowling Center for Business Law & Leadership, SMU Dedman School of Law. She also serves on the board of directors for Children International. Ms. Williams holds a master’s degree in Business Administration from The Wharton School of the University of Pennsylvania and a bachelor’s degree in Economics and African-American Studies from the University of Virginia. Ms. Williams brings to the Board deep experience managing P&L, executing strategic initiatives and providing data-driven analysis at large corporations across multiple industries with a focus on efficient operations and people leadership. We believe her background and skill set make Ms. Williams well-suited to serve as a member of the Board of Directors.

Executive Officers

Certain information about our executive officers, including their ages as of April 30, 2021, are set forth below.

Name	Position	Age
Jonathan Shepko	Interim Chief Executive Officer	43
Jason Bates	Executive Vice President, Chief Financial Officer and Treasurer	43
Rick Williams	Executive Vice President and Chief Operating Officer	55
Soumit Roy	Executive Vice President, Chief Legal Officer, General Counsel and Corporate Secretary	45

Jonathan Shepko’s biographical information is set forth under “—Director Nominees” above.

Jason Bates has served as our Executive Vice President, Chief Financial Officer and Treasurer since April 2020. Before joining the Company, Mr. Bates most recently served as Executive Vice President and Chief Financial Officer of USA Truck Inc., a North American truckload carrier and logistics brokerage provider, a position he had held since May 2017. Prior to that, Mr. Bates served as Vice President of Finance, and Investor Relations Officer of Swift Transportation Company, a multi-faceted transportation services company (“Swift”), from December 2010 to April 2017. Mr. Bates joined Swift in 2003, and during his tenure, served in various financial leadership roles, including responsibility for financial planning and analysis, business and data analytics, strategic reporting, business intelligence, revenue and transactional services, treasury, and investor relations. Prior to his appointment as Vice President of Finance and Investor Relations Officer, he served as Swift’s Vice President and Assistant Treasurer. Prior to Swift, he served in a variety of finance and accounting leadership roles for Honeywell International. Mr. Bates completed his Bachelor of Science degree in business at Brigham Young University, and obtained his Master’s degree in business administration from Arizona State University.

Rick Williams has served as our Executive Vice President and Chief Operating Officer since May 2020. From 1992 until his appointment as Chief Operating Officer of the Company, Mr. Williams served as Chief Executive Officer and Chief Operating Officer of Central Oregon Truck Company (“COTC”), a North American truckload carrier and logistics service provider and a subsidiary of the Company that Mr. Williams co-founded in 1992. Prior to that, Mr. Williams served as General Manager of a family run truckload carrier from 1986 to 1992. Mr. Williams is an active member of the Truckload Carriers Association (TCA) and the American Trucking Associations (ATA). He has worked in the trucking industry for over 34 years and has served in every operational role within the industry.

Soumit Roy has served as our General Counsel since he joined the Company in September 2017 and also became our Chief Legal Officer and Corporate Secretary in September 2019 and an Executive Vice President in April 2020. Prior to joining the Company, Mr. Roy was an Attorney at Ferguson Braswell Fraser Kubasta PC, a law firm, from July 2013 to August 2017, where he represented clients on various matters including corporate governance, securities law, compliance, corporate acquisitions and transactions and intellectual property. From May 2008 to June 2013, Mr. Roy was a Chief Transactional Counsel at Whole Foods Market, and from 2004 to 2008, he served as a Corporate Counsel at Expedia Inc. Mr. Roy received a B.S. in Molecular Biology and Biochemistry from the University of Texas at Austin and a J.D. from the University of Texas School of Law.

Board Representation Agreements

The Lyons Agreement

On December 23, 2020, the Company entered into a board representation agreement (the “Lyons Agreement”) with Lyons Capital, LLC, The Lyons Community Property Trust, dated June 15, 1979 and Phillip N. Lyons (collectively with their respective affiliates, the “Lyons Investors”) and Mr. Garbers. The Lyons Investors beneficially owned approximately 5% of the Common Stock in the aggregate as of the date of the Lyons Agreement. Pursuant to the Lyons Agreement, the Board appointed Mr. Garbers to the Board and to the Corporate Governance and Nominating Committee of the Board (the “Corporate Governance and Nominating Committee”), effective January 1, 2021.

Also pursuant to the Lyons Agreement, prior to the Lyons Termination Date (as defined below), the Company will, with respect to any annual meeting of the Company’s stockholders include Mr. Garbers or any replacement representative mutually agreed upon by the Company and the Lyons Investors pursuant to the Lyons Agreement (the “Lyons Investor Representative”) in its proxy materials as a director nominee proposed by the Board, recommend the Lyons Investor Representative’s election to the Company’s stockholders and solicit proxies in favor of the Lyons Investor Representative’s election.

With certain exceptions relating to breaches of the Lyons Agreement, the Lyons Agreement terminates after the Company or the Lyons Investors deliver a notice of termination at any time after the date of the Company’s second annual meeting of stockholders following the date of the Lyons Agreement (the “Earliest Lyons Termination Date”), subject to the terminating party providing at least 30 days’ advance notice (the effective date of such termination, the “Lyons Termination Date”). However, if the Company notifies the Lyons Investors and the Lyons Investor Representative before the Earliest Lyons Termination Date that the Board will re-nominate the Lyons Investor Representative at the Company’s next annual meeting of stockholders, then the Earliest Lyons Termination Date would be automatically extended to the date of the Company’s next annual meeting of stockholders. The Lyons Investor Representative has agreed to immediately tender his resignation as a director of the Company, which the Board may accept or reject in its sole discretion, upon the earliest of the following: (i) the Lyons Termination Date; (ii) the sale or other transfer by the Lyons Investors of the Common Stock that results in the Lyons Investors’ net long ownership of the Common Stock falling below 80% of their ownership net long aggregate ownership of the Common Stock as of the date of the Lyons Agreement, with certain adjustments and exceptions as set forth in the Lyons Agreement; and (iii) the Lyons Investors’ failure to cure a material breach of the Lyons Agreement pursuant to the Lyons Agreement.

The Don R. Daseke Agreement

On December 23, 2020, the Company entered into a board agreement (the “Don R. Daseke Agreement”) with The Walden Group, Inc. and Don R. Daseke (collectively with their respective affiliates, the “Don R. Daseke Investors”). The Don R. Daseke Investors beneficially owned approximately 28% of the Common Stock in the aggregate as of the date of the Don R. Daseke Agreement. Pursuant to the Don R. Daseke Agreement, prior to the Don R. Daseke Termination Date (as defined below), the Company will, with respect to any annual meeting of stockholders, include Mr. Daseke in its proxy materials as a director nominee proposed by the Board, recommend his election to the Company’s stockholders and solicit proxies in favor of his election.

With certain exceptions relating to breaches of the Don R. Daseke Agreement, the Don R. Daseke Agreement terminates after the Company or the Don R. Daseke Investors deliver a notice of termination at any time after the date of the Company’s second annual meeting of stockholders following the date of the Don R. Daseke Agreement, subject to the terminating party providing at least 30 days’ advance notice (the effective date of such termination, the “Don R. Daseke Termination Date”); provided, however, that in the event that the Don R. Daseke Investors sell or otherwise transfer their shares of the Common Stock in any transaction that would result in the Don R. Daseke Investors’ net long aggregate ownership of the Common Stock falling below 30% of the Don R. Daseke Investors’ net long aggregate ownership of the Common Stock as of the date of the Don R. Daseke Agreement, with certain adjustments and exceptions as set forth in the Don R. Daseke Agreement, without the prior written approval of the Board, the Company’s obligations to the Don R. Daseke Investors pursuant to the Don R. Daseke Agreement will terminate immediately.

Director Nomination Process

The Corporate Governance and Nominating Committee identifies director candidates based upon suggestions by other members of the Board, management and stockholders. In addition, the Corporate Governance and Nominating Committee may engage search firms to assist it in identifying director candidates. Pursuant to the Corporate Governance and Nominating Committee charter, the Corporate Governance and Nominating Committee will consider director candidates recommended by stockholders in the same manner it considers other candidates; however, the Corporate Governance and Nominating Committee has no obligation to recommend such candidates. Stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. The Corporate Governance and Nominating Committee, in recommending director candidates, and the Board, in nominating director candidates, takes into account all factors it considers appropriate, which include the current needs of the Board as well as the qualifications of the candidate, such as the candidate’s strength of character, judgment, familiarity with the Company’s business and industry, independence of thought, ability to work collegially, diversity of background, existing commitments to other businesses, potential conflicts of interest with other pursuits, corporate governance background, various and relevant career experience, relevant technical skills, relevant business acumen, financial and accounting background and executive compensation background. While the Corporate Governance and Nominating Committee does not have a formal policy with respect to diversity, it believes that it is important that the Board members represent diverse viewpoints, with a broad array of experiences, professions, skills and backgrounds that, when considered as a group, provide a sufficient mix of perspectives to allow the Board to best fulfill its responsibilities.

Director Independence

The Board has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment and affiliations, the Board has determined that none of our directors (other than Messrs. Daseke and Shepko) have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of our directors (other than Messrs. Daseke and Shepko) is “independent” as that term is defined by The Nasdaq Stock Market, LLC Listing Rules (the “NASDAQ Listing Rules”). In addition, the Board previously determined that Kimberly Warmbier, who served on the Board until her resignation in November 2020, and Kevin M. Charlton, who served on the board until his resignation in January 2021, had no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and were “independent” as that term is defined by the NASDAQ Listing Rules during the time she or he served on the Board. In making these determinations, the Board considered the current and prior relationships that each director has with the Company and all other facts and circumstances the Board deemed relevant in determining each director’s independence and eligibility to serve on the committees of the Board, including the transactions involving them described in the section titled “—Certain Relationships and Related Party Transactions.”

There are no family relationships among any directors or executive officers.

Board Committee Membership, Meetings and Attendance

The table below shows the current chair and membership of the Board and the Board committees listed below, the independence status of each Board member and the number of meetings of the Board and the Board committees listed below held during 2020.

Director	Independent	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Brian Bonner*	✓	✓	C
Don R. Daseke
Catharine Ellingsen**	✓		✓	✓
Grant Garbers**	✓			✓
Daniel J. Hennessy***	✓	C	✓
Charles “Chuck” F. Serianni+	✓	✓		✓
Jonathan Shepko
Ena Williams	✓		✓	C

Number of 2020 Meetings		9	5	5

C	Chair
✓	Member
*	Chair of the Board
+	Financial Expert
**	Joined the Board in 2021
***	Not standing for re-election at the Annual Meeting

Each of the above committees of the Board of Directors is comprised entirely of independent directors, and was comprised of entirely independent directors throughout 2020.

During 2020, the Board of Directors held six general meetings and seven special meetings. In 2020, each incumbent director then serving attended at least 75%, in the aggregate, of (i) the total number of Board meetings held during the period in which he or she was a director and (ii) the total number of meetings held by all Board committees on which he or she served (during the period in which he or she served).

We encourage all of our directors to attend our annual meetings of stockholders. Seven of our directors then-serving attended the 2020 annual meeting of stockholders.

The independent directors of the Board of Directors held 12 executive sessions during 2020. Such executive sessions do not include employee directors or other directors who do not qualify as independent under the NASDAQ Listing Rules and SEC rules.

Audit Committee

We have a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and the NASDAQ Listing Rules. Each member of the Audit Committee is financially literate. In addition, the Board of Directors has determined that each member of the Audit Committee meets the additional independence standards set forth in the NASDAQ Listing Rules applicable to members of audit committees. The Board has also determined that Mr. Serianni qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

The Audit Committee, which operates under a written charter, is, among other things, responsible for:

•	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•

pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•	setting clear hiring policies for employees or former employees of the independent auditors;

•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•

obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•

reviewing with management, its enterprise risk management process and the adequacy of internal controls systems; and reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

A copy of the Audit Committee charter is available on our website at https://investor.daseke.com/corporate-governance/governance-documents/default.aspx and free of charge from the Company by writing to the Company’s Chief Legal Officer at 15455 Dallas Parkway, Suite 550, Addison, Texas 75001.

Compensation Committee

The Board has determined that each member of the Compensation Committee meets the independence standards set forth in the NASDAQ Listing Rules applicable to members of compensation committees. The Compensation Committee, which operates under a written charter, is, among other things, responsible for:

•

reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•	reviewing and approving the compensation of all of our other executive officers;

•	reviewing our executive compensation policies and plans and ensuring such compensation is consistent with our executive compensation philosophy and objectives;

•	approving and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our NEOs and our other executive officers;

•	producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

A copy of the Compensation Committee charter is available on our website at https://investor.daseke.com/corporate-governance/governance-documents/default.aspx and free of charge from the Company by writing to the Company’s Chief Legal Officer at 15455 Dallas Parkway, Suite 550, Addison, Texas 75001.

In 2020, the Compensation Committee engaged the Rewards Solutions practice of Aon plc (“Aon plc”) to provide executive compensation consulting services. All executive compensation services provided by Aon plc were conducted under the direction or authority of the Compensation Committee. Neither Aon plc nor any of its affiliates maintains any other direct or indirect business relationships with the Company. As requested by the Compensation Committee, in 2020, Aon plc’s services to the Compensation Committee consisted of compensation consulting services, which included general involvement and support in compensation-related matters, including competitive compensation analyses of our compensation peer group and overall market practices and trends, an assessment of the Company’s short-term and long-term incentive compensation programs, and an assessment of our executive compensation risk profile, and advising on regulatory and other technical developments that may affect our executive compensation programs.

Our principal executive officer (who is currently the Interim Chief Executive Officer) plays an important advisory role in the compensation-setting process of the other executive officers, including our NEOs. Our principal executive officer evaluates the performance of the other executive officers and makes recommendations to the Compensation Committee concerning performance objectives, salary, bonus and long-term incentive levels for the other executive officers, including the NEOs. The Compensation Committee annually discusses the recommendations with our principal executive officer. The Compensation Committee may, in its sole discretion, approve, in whole or in part, the recommendations of our principal executive officer.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee, which operates under a written charter, is, among other things, responsible for:

•	advising the Board and making recommendations regarding appropriate corporate governance practices and assisting the Board in implementing those practices;

•

assisting the Board by identifying individuals qualified to become members of the Board, consistent with the criteria approved of by the Board, and recommending director nominees to the Board for election at the annual meetings of stockholders or for appointment to fill vacancies on the Board;

•	advising the Board about the appropriate composition of the Board and its committees; and

•	leading the Board in the annual performance evaluation of the Board and its committees, and of management.

A copy of the Corporate Governance and Nominating Committee charter is available on our website at https://investor.daseke.com/corporate-governance/governance-documents/default.aspx and free of charge from the Company by writing to the Company’s Chief Legal Officer at 15455 Dallas Parkway, Suite 550, Addison, Texas 75001.

Audit Committee Report*

The Audit Committee of the Board of Directors of Daseke, Inc. has reviewed and discussed the Company’s audited financial statements with management, as well as management’s assessment of the effectiveness of the Company’s internal controls over financial reporting, and has discussed with the Company’s independent registered public accounting firm their evaluation of the Company’s internal control over financial reporting as well as the matters required to be discussed by the applicable rules and standards promulgated by the Public Company Accounting Oversight Board (the “PCAOB”). Additionally, the Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K, as filed with the SEC on February 26, 2021 for the year ended December 31, 2020.

Submitted by:

Audit Committee of the Board of Directors

Daniel J. Hennessy

Brian Bonner

Charles “Chuck” F. Serianni

*

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Board Leadership Structure and Role in Risk Oversight

The Board recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chairman roles is driven by the needs of the Company at any point in time. As a result, no policy exists requiring combination or separation of leadership roles and our governing documents do not mandate a particular structure. This has allowed the Board the flexibility to establish the most appropriate structure for the Company at any given time.

In August 2019, after Mr. Daseke resigned from his positions as Chief Executive Officer and Chairman of the Board, upon the recommendation of the Corporate Governance and Nominating Committee, the Board decided to separate the positions of Chairman and Chief Executive Officer. The Board believes that the separation of the Chairman of the Board and Chief Executive Officer roles currently provides the most efficient and effective leadership model for the Company as it encourages free and open dialogue regarding competing views and provides for strong checks and balances. Specifically, the balance of powers among our principal executive officer (who is currently our Interim Executive Chief Executive Officer) and the Chairman of the Board facilitates the active participation of all directors and enables the Board to provide more effective oversight of management. In addition, the Board believes that this separation enables our principal executive officer to focus on the management and operations of our business and the development and implementation of strategic initiatives, while our Chairman of the Board leads the Board in the performance of its responsibilities.

The Board, directed by the Audit Committee, is actively involved in overseeing our risk management processes. The Board focuses on our general risk management strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to the Board include consideration of the challenges and risks of our businesses, and the Board and management actively engage in discussion on these topics. In addition, each of the Board’s committees considers risk within its area of responsibility.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, nor served at any time during 2020, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on the Board of Directors.

Communication with Directors

The Board of Directors recommends that stockholders initiate communications with the Board, the Chairman or any Board committee by writing to the Company’s Chief Legal Officer. This process assists the Board of Directors in reviewing and responding to stockholder communications. The Board has instructed the Chief Legal Officer to review correspondence directed to the Board and, at his discretion, to forward items that he deems to be appropriate for the Board’s consideration.

Corporate Governance Guidelines

The Board of Directors has adopted Corporate Governance Guidelines to further its goal of providing effective governance of our business and affairs for the long-term benefit of our stockholders. A copy of the Corporate Governance Guidelines is available free of charge on the Investors section of our website at http://www.daseke.com. The Corporate Governance and Nominating Committee is responsible for periodically reviewing the Corporate Governance Guidelines and recommending changes as appropriate to ensure the effective functioning of the Board of Directors and corporate governance.

Code of Ethics

We have adopted a code of ethics that applies to our officers and directors. A copy of the code of ethics is available free of charge on the Investors section of our website at http://www.daseke.com. In addition, a copy of the code of ethics will be provided without charge upon request to us. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from any provision of the code of ethics applicable to such persons by posting such information on our website.

Policy Prohibiting Hedging and Pledging

We consider it improper and inappropriate for our directors, officers and other employees to engage in any transactions that hedge or offset, or are designed to hedge or offset, any decrease in the value of our securities. As such, our insider trading policy prohibits all employees, including directors and executive officers, from engaging in any speculative or hedging transactions or any other transactions that are designed to offset any decrease in the value of our securities. Our insider trading policy also prohibits all employees, including directors and executive officers, from holding our securities in a margin account or pledging our securities as collateral for a loan except in certain limited circumstances pre-approved by our Chief Legal Officer when a person wishes to pledge our securities as collateral for a loan and clearly demonstrates the ability to repay the loan without selling such securities. None of our directors or executive officers has pledged shares of our stock as collateral for a loan or holds shares of our stock in a margin account.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, we believe that during the year ended December 31, 2020 all required Section 16 reports were timely filed during 2020 by our directors, executive officers and beneficial owners of more than 10% of our common stock, except that Mr. Bonner filed a Form 5 on February 12, 2021 to report two transactions relating to the vesting of a prior restricted stock unit award that were required to be reported by September 8, 2020, Mr. Roy filed a Form 5 on February 12, 2021 to report two equity awards that were required to be reported by April 30, 2020 and Mr. Williams filed a Form 4 on May 12, 2020 to report two equity awards that were required to be reported by May 8, 2020.

Certain Relationships and Related Party Transactions

The Company has entered into indemnification agreements with each of its directors and executive officers.

The Audit Committee must review and approve any related party transaction we propose to enter into in which the amount involved exceeds $120,000. The Audit Committee charter details the policies and procedures relating to transactions that may present actual, potential or perceived conflicts of interest and may raise questions as to whether such transactions are consistent with the best interest of the Company and its stockholders. A summary of such policies and procedures is set forth below.

Any potential related party transaction that is brought to the Audit Committee’s attention will be analyzed by the Audit Committee, in consultation with outside counsel or members of management, as appropriate, to determine whether the transaction or relationship does, in fact, constitute a related party transaction. At its meetings, the Audit Committee will be provided with the details of each new, existing or proposed related party transaction, including the terms of the transaction, the business purpose of the transaction and the benefits to us and to the relevant related party.

In determining whether to approve a related party transaction, the Audit Committee must consider, among other factors, the following factors to the extent relevant:

•	whether the terms of the transaction are fair to us and on the same basis as would apply if the transaction did not involve a related party;

•	whether there are business reasons for us to enter into the transaction;

•	whether the transaction would impair the independence of an outside director;

•

whether the transaction would present an improper conflict of interest for any director or executive officer taking into account the size of the transaction, the overall financial position of the director, executive officer or related party, the direct or indirect nature of the director’s, executive officer’s or related party’s interest in the transaction and the ongoing nature of any proposed relationship, and any other factors the Audit Committee deems relevant; and

•	any pre-existing contractual obligations.

Any member of the Audit Committee who has an interest in the transaction under discussion must abstain from voting on the approval of the transaction, but may, if so requested by the chairman of the Audit Committee, participate in some or all of the Audit Committee’s discussions of the transaction. Upon completion of its review of the transaction, the Audit Committee may determine to permit or to prohibit the transaction.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis provides information about our rationale and policies with regard to the compensation of the executive officers who are our “Named Executive Officers” or “NEOs” for 2020 and is intended to provide investors with the material information necessary for understanding our compensation policies and decisions regarding our NEOs as well as providing context for the tabular disclosure provided in the executive compensation tables below. Our NEOs for 2020 are anyone who served as our principal executive officer during 2020 and our two most highly compensated executive officers who were serving at the end of 2020 other than our principal executive officer.

For 2020, our NEOs were:

Name	Principal Position
Chris Easter	Former Chief Executive Officer(1)
Jason Bates	Executive Vice President, Chief Financial Officer and Treasurer(2)
Rick Williams	Executive Vice President and Chief Operating Officer(3)

(1)

Mr. Easter was appointed to be our interim Chief Executive Officer effective as of August 15, 2019 and our Chief Operating Officer effective as of January 16, 2019. On February 7, 2020, the Board promoted Mr. Easter to Chief Executive Officer of the Company, effective as of such date. Mr. Easter also served as the Company’s principal financial officer from September 6, 2019 until April 27, 2020, when Mr. Bates began to serve as the Company’s principal financial officer. Mr. Easter resigned from his position as our Chief Executive Officer effective December 31, 2020.

(2)	Mr. Bates was appointed to be our Executive Vice President, Chief Financial Officer and Treasurer on April 20, 2020.
(3)	Mr. Williams was appointed to be our Executive Vice President and Chief Operating Officer on May 6, 2020.

Compensation Overview

Our executive compensation program has been designed to attract and retain individuals with the background and skills necessary to successfully execute our strategy in a demanding environment, to motivate those individuals to reach near-term and long-term goals in a way that aligns their interests with those of our stockholders, and to reward success in reaching such goals. We use three primary elements of compensation to fulfill that design: base salaries, annual cash bonuses, and long-term equity incentive awards. Cash bonuses and equity incentives (as opposed to base salary) represent the performance-driven elements of our compensation program. They are also flexible in application and can be tailored to meet our objectives. The determination of each individual’s cash bonus reflects our belief as to the NEO’s relative contribution to achieving or exceeding annual goals. The determination of each NEO’s specific long-term incentive awards, which for 2020 consisted of stock options and performance-based restricted stock units (“PSUs”) with multi-year vesting periods, is based on his expected long-term contributions. We believe that providing our NEOs with long-term incentive awards in the form of equity compensation such as stock options and PSUs further aligns the interests of our NEOs with the long-term interests of our stockholders because the value of such awards to our NEOs is directly tied to the value of the Common Stock.

We also provide a basic benefits package generally to all employees, including our NEOs, which includes a company-sponsored 401(k) plan and health, disability and life insurance.

Leadership Transitions

Beginning in the second half of 2019, with approval by the Board, the Company initiated and began executing on several actions intended to stabilize and improve our long-term performance, which included several management team transitions. The changes in the Company’s management team in 2020 include the following:

•

On February 7, 2020, the Board promoted Mr. Easter to Chief Executive Officer of the Company, effective as of such date. Mr. Easter continued to serve as the Company’s Chief Operating Officer and principal financial officer until those roles were later filled by Messrs. Williams and Bates, respectively.

•

On April 2, 2020, the Company and Angie Moss entered into a transition and separation agreement that provides for her termination from the position of Senior Vice President and Chief Accounting Officer, which became effective on May 29, 2020.

•	On April 20, 2020, Mr. Bates was appointed Executive Vice President, Chief Financial Officer and Treasurer of the Company.

•	On May 6, 2020, Mr. Williams was appointed Executive Vice President and Chief Operating Officer of the Company.

•

On August 15, 2020, Mr. Bonner resigned as Executive Chairman of the Board. Mr. Bonner continues to serve as a Director of the Company, and in connection with his resignation as Executive Chairman of the Board, the Board elected Mr. Bonner as Chairman of the Board.

•	On December 30, 2020, Mr. Easter notified the Company of his retirement as Chief Executive Officer and director of the Company, effective December 31, 2020.

•	Also on December 30, 2020, the Board appointed Mr. Shepko as Interim Chief Executive Officer, effective January 1, 2021.

Elements of 2020 Compensation

We strive to recruit individuals who will support the Company’s mission and values. To accomplish this overarching goal, the Company’s executive compensation philosophy aims to properly motivate management with an easy-to-comprehend compensation package that seeks to provide our NEOs with base salaries, annual cash bonuses, and long-term equity-based compensation awards. Our NEOs also receive certain retirement, health, welfare, and additional benefits as described below.

Compensation Elements	Characteristics	Primary Objective
Base salary	Fixed annual cash compensation. Salaries may be increased from time to time by the Compensation Committee based on our NEOs’ responsibilities and performance.	Designed to be stable component of compensation; recognize performance of job responsibilities; attract and retain talented NEOs.

Cash bonuses	Performance-based annual cash incentive reflective of the achievement of core financial and strategic objectives (paid pursuant to our NEOs’ employment agreements except as otherwise noted below).	Encourage focus on short-term performance goals that serve as the basis for long-term performance and stockholder value creation; reward achievement of those goals.

Long-term equity incentives	Equity-based compensation awards designed to incentivize executives to deliver long-term financial performance and stockholder value, while also providing a retention vehicle for top executive talent. For 2020, long-term equity incentive awards consisted of stock options that are subject to a three-year vesting period and performance-based restricted stock units that are subject to the achievement of specified performance hurdles and a three-year vesting period. The exercise price of the options is equal to the fair market value of a share of Common Stock on the date of grant.	Designed to incentivize executives to deliver long-term financial performance and stockholder value, retain, top executive talent, and align executive interests with stockholder interests.

Retirement savings 401(k) plan	Qualified 401(k) retirement plan benefits are available for our NEOs and all other full-time employees.	Provide an opportunity for tax-efficient retirement savings.

Health and welfare benefits	Health and welfare benefits are available to our NEOs and other full-time employees.	Provide benefits to meet the health and welfare needs of our employees and their families.

Compensation Best Practices

The Company maintains compensation arrangements intended to enhance returns to stockholders and include sound corporate governance features. We have listed below some of the more significant governance practices that we have adopted and the practices we have avoided, which we believe promote responsible pay and governance principles and alignment with stockholder interests.

What We Do	What We Do Not Do

•   Utilize an independent compensation consultant

•   Utilize a peer group of companies based on the Company’s industry, size, and other factors to provide a reference point on compensation determinations

•   Utilize a balanced approach to compensation, which combines fixed and variable, short-term and long-term, and cash and equity

•   Maintain a competitive compensation package designed to attract, motivate and retain and reward experienced and talented executive officers

•   Ensure cliff vesting for portion of equity awards to align with stockholder interests

•   Utilize different financial metrics for short-term and long-term compensation programs

•   Provide excessive severance agreements or tax gross-up payments to executives

•   Allow directors or officers to hedge Company stock or pledge Company stock as collateral for a loan except in certain limited circumstances pre-approved by our Chief Legal Officer, who will approve such request only if such person clearly demonstrates the ability to repay the loan without selling stock

•   Provide excessive perquisites to our executives

•   Utilize compensation practices that involve excessive or unnecessary risk-taking

•   Allow directors or officers to engage in speculative trading of Company stock

•   Allow ratable vesting for all equity awards

•   Have the same financial metrics for short-term and long-term compensation programs

Advisory Vote on Executive Compensation and Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

We held an advisory vote on the compensation of our NEOs (sometimes referred to as the “say-on-pay” vote) and an advisory vote on the frequency of future say-on-pay votes (sometimes referred to as the “say-on-frequency” vote) at our 2019 annual meeting. At our 2020 annual meeting of stockholders, approximately 24% of the advisory votes cast voted to approve the compensation for our NEOs. As a result of such vote, the Compensation Committee engaged in conversations with two stockholders who were identified as not approving the compensation of our NEOs at our 2020 annual meeting of stockholders and who in the aggregate held approximately 73% of the votes cast against the compensation for our NEOs at such meeting. Directors and members of the Compensation Committee entered into an open dialogue with such stockholders, listening to their concerns and holding extensive discussions related compensation philosophy and the compensation of our NEOs. Subsequently, such stockholders have expressed that they would now approve the compensation of our NEOs, and therefore the Compensation Committee did not make any specific changes as a result of the vote.

We will continue to consider the outcome for our “say-on-pay” votes and stockholder views annually when making future compensation decisions for our executive officers.

Process for Determining Executive Compensation

The Compensation Committee has overall responsibility for approving and evaluating the director and officer compensation plans, policies and programs of the Company. The Compensation Committee uses several different tools and resources in reviewing elements of executive compensation and making compensation decisions, including our compensation consultant noted below. These decisions, however, are not purely formulaic and the

Compensation Committee exercises judgment and discretion as appropriate, taking into consideration our financial results, culture, goals, and initiatives and whether each particular element provides an appropriate incentive and reward for performance that sustains and enhances long-term stockholder value. Included in these considerations is an assessment of the executive officer’s current total compensation, leadership, integrity, individual performance, prospect for future performance, years of experience, skill set and contributions to our financial results and the creation of stockholder value. The Compensation Committee considers input from our CEO in making determinations regarding our executive compensation program and the individual compensation of each executive officer, other than our CEO. Our CEO and management also provide information to the Compensation Committee regarding the performance of the Company for the determination of annual bonuses and long-term equity awards. The Compensation Committee makes the final determination of NEO compensation. Our CEO makes no recommendations regarding, and does not participate in discussions about, his own compensation.

The Compensation Committee retained the Rewards Solutions practice of Aon plc, an independent compensation consultant, to assist the Compensation Committee in assessing and determining executive compensation for 2020. In 2020, Aon plc assisted the Compensation Committee by providing competitive compensation data to assist in pay determinations, assessing the design of our short-term and long-term incentive programs, providing information on trends in executive compensation and governance, and advising on compensation to provide executives in connection with the transition in Company leadership. The Compensation Committee took into account the information provided by Aon plc to determine executive compensation for 2020.

On an annual basis, the Compensation Committee reviews and discusses compensation data for our CEO and our other NEOs as compared to compensation data for similarly situated executive officers at peer companies selected and recommended by the compensation consultant and approved by the Compensation Committee. The compensation consultant recommends peer companies that are similar in size (as measured by revenues and EBITDA) and have similar lines of business to the Company (i.e., transportation and logistics companies) and/or have experienced significant growth over multiple years (i.e., high-growth industrial companies). The Compensation Committee believes the comparator group is appropriate because it reflects the Company’s market for executive talent and customers and is aligned with the Company’s scope of operations and complexity.

The Compensation Committee worked with Aon plc to develop our compensation peer group in late 2017 using the factors noted. On an annual basis, the compensation consultant and Compensation Committee review the appropriateness of the peer group. In advance of 2020 compensation determinations, the Compensation Committee and Aon plc reviewed the composition of the peer group and determined that the companies comprising the peer group continued to be appropriate for pay level, pay design, and performance purposes. Accordingly, no changes were made by the Compensation Committee to the peer group for 2020. The following companies comprised the 2020 peer group: Werner Enterprises, Inc., Roadrunner Transportation Systems, Inc., Atlas Air Worldwide Holdings, Inc., Echo Global Logistics, Inc., Saia, Inc., Universal Logistics Holdings, Inc., Knight-Swift Transportation Holdings Inc., Forward Air Corporation, Air Transport Services Group, Inc., Marten Transport, Ltd., Covenant Transportation Group, Inc., Heartland Express, Inc., Spirit Airlines, Inc., The Middleby Corporation, The Greenbrier Companies, Inc., Aerojet Rocketdyne Holdings, Inc., Cornerstone Building Brands, Inc., HEICO Corporation, Allegiant Travel Company, Patrick Industries, Inc., Apogee Enterprises, Inc., Argon, Inc., NN, Inc., Lydall, Inc., Astronics Corporation, and Trex Company, Inc.

Changes to Our Program in 2020

In late 2019 and early 2020, the Compensation Committee conducted an in-depth assessment of our executive compensation program to determine whether any changes were appropriate to help ensure that the program meets our goals of attracting, retaining, and motivating valuable executives, driving long-term stockholder value creation and financial performance that underpins that stockholder value creation, and aligning our executives’ financial interests with the success of the Company. In 2020, the Compensation Committee decided that our executive compensation program in its current form should be modified prospectively to better meet these objectives, and has accordingly implemented the following modifications:

•

Developed a compensation program that is more reflective of evolving market practices; for example, by providing market competitive annual and long-term incentive award opportunities tied to short-term and long-term financial performance and stockholder value creation;

•

Re-calibrated the mix of base salary, annual bonus opportunity and long-term incentive award opportunity for executives to rebalance (i) fixed vs. at-risk compensation and (ii) short-term vs. long-term compensation;

•

Streamlined performance metrics used in the annual incentive plan to drive the most critical behaviors and financial performance in distinct areas that are most closely aligned with business objectives and sustainable profitability, which ultimately ties to stockholder value creation; and

•

Fostered the achievement of long-term incentives by using a mix of performance-based awards and time-vested stock options to enhance the alignment of executive and stockholder interests, including the grant of performance shares that are earned based on the achievement of aggressive stock price hurdles plus continued employment, as well as stock options that only have value if there is stockholder value creation from the date of grant, as well as continued employment.

Agreements with Our Named Executive Officers

The Company was party to employment agreements with each of our three NEOs for 2020: Chris Easter, Jason Bates and Rick Williams. The employment agreements provide for compensatory payments and benefits upon certain termination events, including termination events following a change in control. In addition, the employment agreements provide for limited termination and change in control protections in connection with certain awards granted pursuant to the Incentive Plan. These provisions are intended to allow our NEOs to more objectively manage the Company and serve as a recruiting and retention tool. Pursuant to their employment agreements, our NEOs are subject to certain post-termination restrictions, including confidentiality, non-competition, and non-solicitation obligations. For a description of the terms of the employment agreements with each of our NEOs, please see the section below entitled “—Narrative to Summary Compensation Table.” For a more complete description of our obligations under the employment agreements in the event of a termination of employment or change in control, please see the section below entitled “—Potential Payments Upon Termination or Change in Control.”

Tax and Accounting Considerations

The Compensation Committee and the Company review and consider the tax, accounting, and securities law implications of our compensation programs.

Section 162(m)—When setting executive compensation, we consider many factors, such as attracting and retaining executives and providing appropriate performance incentives. We also consider the after-tax cost to the Company in establishing executive compensation programs, both individually and in the aggregate, but tax deductibility is not our sole consideration. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally disallows a federal income tax deduction to public companies for annual compensation over $1 million (per individual) paid to their chief executive officer, chief financial officer, and the next three most highly compensated executive officers (as well as certain other officers who were covered employees in years after 2016). The 2017 Tax Act eliminated most of the exceptions from the $1 million deduction limit, except for certain arrangements in place as of November 2, 2017. As a result, compensation payable to our NEOs in excess of $1 million per person in a year will generally not be fully deductible.

Accounting for Executive Compensation—Currently, we account for all equity-based compensation under the rules of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). This rule requires us to estimate the expense of each equity award over the vesting period of the award and record it as such. We are also obligated to record cash-based awards as an expense at the time our payment obligation is accrued.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information for the fiscal years ended December 31, 2020 and 2019 concerning compensation of our NEOs.

Name and principal position	Year	Salary ($)	Bonus ($)(1)	Stock awards ($)(2)	Option awards ($)(2)	All other compensation ($)(3)	Total ($)
Chris Easter(4) Former Chief Executive Officer	2020 2019	685,417 533,820	190,000 130,000	445,686 —	353,410 767,154	3,311,400 66,204	4,985,913 1,497,178
Jason Bates(5) Executive Vice President, Chief Financial Officer and Treasurer	2020	315,341	75,000	229,215	222,129	250,000	1,091,685
Rick Williams(6) Executive Vice President and Chief Operating Officer	2020	570,794	702,500	285,516	316,192	13,022	1,888,024

(1)

Amounts in the Bonus column reflect annual bonuses paid for year of performance. For 2020, the Compensation Committee and the Board conducted a holistic review of Company and individual NEO performance when determining annual bonuses, taking into account the Company’s stock value, acquisition accomplishments, and organic growth, as well as the individual contributions of each NEO. The Compensation Committee and the Board also took into account our commitments under individual employment agreements and separation agreements in the determination of 2020 annual bonuses, in each case as such agreements are described below under the heading “—Narrative to Summary Compensation Table.” For 2019, Mr. Easter did not receive an annual bonus, but did receive a $130,000 signing bonus. For 2020, Mr. Bates did not receive an annual bonus, but did receive a $75,000 signing bonus.

(2)

Amounts reflect the aggregate grant date fair value of stock awards and option awards granted to our NEOs, calculated in accordance with FASB ASC Topic 718. For additional information regarding the assumptions underlying this calculation, please see Note 13 to our consolidated financial statements, which is included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020. See “—Narrative to Summary Compensation Table” below for additional information regarding these awards.

(3)	Reflects the following:

Name	Year	401(k) Company- matching contributions ($)	Accrued severance benefits ($)(a)	Relocation expenses ($)	Other ($)	Total ($)
Chris Easter	2020 2019	11,400 5,417	3,300,000 —	— 60,787	— —	3,311,400 66,204
Jason Bates	2020	—	—	250,000	—	250,000
Rick Williams(b)	2020	11,400	—	—	1,622	13,022

(a)

For Mr. Easter, includes the amount of severance received in connection with his retirement on December 31, 2020. For additional information regarding these benefits, please see “—Potential Payments Upon a Termination or Change in Control” below.

(b)	For Mr. Williams, includes $6,313 in 401(k) matching prior to becoming Chief Operating Officer and $1,622 received in connection with his private use of the Company plane.
(4)

Mr. Easter was appointed to be our Chief Operating Officer effective as of January 16, 2019, our interim Chief Executive Officer effective as of August 15, 2019, and our principal financial officer effective as of September 6, 2019. On February 7, 2020, the Board promoted Mr. Easter to Chief Executive Officer of the Company, effective as of such date. Beginning on April 27, 2020, Mr. Easter no longer served as our principal financial officer, due to the appointment of Mr. Bates to that position. Beginning on May 6, 2020, Mr. Easter no longer served as our Chief Operating Officer due to the appointment of Mr. Williams to that position. Effective December 31, 2020, Mr. Easter retired from his position as Chief Executive Officer.

(5)	Mr. Bates was appointed to be Executive Vice President, Chief Financial Officer and Treasurer effective as of April 20, 2020.
(6)

Mr. Williams was appointed to be Executive Vice President and Chief Operating Officer of the Company effective as of May 6, 2020. The amounts listed represent the aggregate compensation received by Mr. Williams in 2020. Prior to his Chief Operating Officer appointment, Mr. Williams received $224,487 in salary payments and $7,935 in other compensation.

Narrative to Summary Compensation Table

Employment Agreement and Separation Agreement with Mr. Easter

We entered into an employment agreement with Mr. Easter in January 2019, which provided for an initial five-year term and that the agreement would be automatically extended for successive one-year periods unless either party provided written notice of termination at least 60 days prior to the date the then-current employment term would otherwise end. The employment agreement initially provided for an annual salary of at least $525,000, which was amended effective August 15, 2019 to $650,000 in connection with Mr. Easter undertaking the roles of interim Chief Executive Officer and principal financial officer. Mr. Easter was entitled to a target annual cash bonus opportunity of at least $175,000, with the ability to be greater than or less than the target amount based upon the attainment of performance goals and milestones determined by the Compensation Committee. The employment agreement also provided for a payment of $130,000, which served as a reimbursement for any lost bonus compensation as a result of Mr. Easter leaving his previous employer. Mr. Easter was also entitled to an initial grant of stock options covering 350,000 shares of Common Stock that vest in five equal installments on each of the first five annual anniversaries of the grant date.

In April 2020, we entered into an amended and restated employment agreement with Mr. Easter, which provided, among other things: (i) Mr. Easter will continue to serve as the Chief Executive Officer of the Company and will perform the duties assigned to him by, and will report to, the Board; (ii) Mr. Easter’s employment will be on an at-will basis and there will be no fixed employment period; (iii) Mr. Easter will be entitled to an annualized base salary of $700,000; (iv) Mr. Easter will be eligible to earn an annual discretionary bonus with a target value of 100% of his base salary; and (v) Mr. Easter will be eligible to participate in the Incentive Plan, with a target annual award having a grant date fair value equal to 150% of Mr. Easter’s base salary, which for 2020 consisted entirely of non-qualified stock options to purchase up to 652,200 shares of Common Stock, with an exercise price of $1.38 per share that were scheduled to vest in three equal annual installments, subject to Mr. Easter’s continued employment (the “Easter 2020 Target Award”). Also in accordance with such agreement, Mr. Easter received a one-time equity award in 2020 (the “Easter Turn-Around Award”) consisting entirely of 755,400 PSUs that were eligible to vest at the end of a three-year performance period subject to the achievement of specified stock price hurdles and Mr. Easter’s continued employment. The Easter 2020 Target Award and the Easter Turn-Around Award were forfeited in connection with Mr. Easter’s separation agreement, the terms of which are described in more detail in the third paragraph below as well as in the section titled “—Potential Payments Upon Termination or Change in Control.”

Mr. Easter’s amended and restated employment agreement also enabled Mr. Easter to participate in the same incentive compensation and benefit plans in which other senior executives of the Company were eligible to participate.

Mr. Easter’s amended and restated employment agreement also contained a “clawback” provision that enabled the Company to recoup any amounts paid to Mr. Easter as incentive compensation under his amended and restated employment agreement if so required by applicable law, any applicable securities exchange listing standards or any clawback policy adopted by the Company. Mr. Easter’s amended and restated employment agreement did not provide for any tax gross-up payments. If amounts payable to Mr. Easter under his amended and restated employment agreement or otherwise exceeded the amount allowed under Section 280G of the Code for Mr. Easter (thereby subjecting Mr. Easter to an excise tax), then such payments due to Mr. Easter were either (i) to be reduced (but not below zero) so that the aggregate present value of the payments and benefits received by Mr. Easter is $1.00 less than the amount which would otherwise cause Mr. Easter to incur an excise tax under Section 4999 of the Code or (ii) be paid in full, whichever produced the better net after-tax position to Mr. Easter.

In December 2020, in connection with Mr. Easter’s retirement, we entered into a separation agreement with him pursuant to which, among other things, (i) Mr. Easter’s employment with the Company terminated on December 31, 2020; (ii) Mr. Easter agreed not to acquire any voting securities of the Company until after December 31, 2022; (iii) Mr. Easter agreed not nominate or recommend for nomination any person for election to the Board until after December 31, 2022; (iv) Mr. Easter agreed not to solicit proxies regarding the election or removal of directors until after December 31, 2022; (v) Mr. Easter agreed not to submit any proposal for consideration at, or bring any other business before, any stockholder meeting until after December 31, 2022; (vi) Mr. Easter agreed not to form, join or participate in any group with respect to any voting securities of the Company, in each case, without the Company’s prior approval until after December 31, 2022; and (vii) Mr. Easter agreed to decline any nomination, election or appointment to serve on the Board for a period of six years following the effective date of such separation agreement. The separation agreement also provided for severance benefits the terms of which are described in more detail below in the section titled “—Potential Payments Upon Termination or Change in Control.”

Employment Agreements with Messrs. Bates and Williams

In April 2020, we entered into an employment agreement with Mr. Bates, which provides, among other things: (i) Mr. Bates will serve as the Executive Vice President and Chief Financial Officer of the Company and will perform the duties assigned to him by the Board or the Chief Executive Officer or their respective designees; (ii) Mr. Bates’ employment will be on an at-will basis and there will be no fixed employment period; (iii) Mr. Bates will be entitled to an annualized base salary of $450,000; (iv) Mr. Bates will be eligible to earn an annual discretionary bonus with target value of 75% of his base salary; (v) Mr. Bates will be eligible to participate in the Incentive Plan, with a target annual award having a grant date fair value equal to 80% of Mr. Bates’ base salary, which for 2020 consisted entirely of non-qualified stock options to purchase up to 223,600 shares of Common Stock, with an exercise price of $1.38 per share that are scheduled to vest in three equal annual installments, subject to Mr. Bates’ continued employment (the “Bates 2020 Target Award”); (vi) Mr. Bates will receive a one-time equity award in 2020 (the “Bates Turn-Around Award”) consisting entirely of 388,500 PSUs that are eligible to vest at the end of a three-year performance period subject to the achievement of specified stock price hurdles and Mr. Bates’ continued employment.; (vii) Mr. Bates will receive a one-time award of non-qualified stock options to purchase up to 186,300 shares of Common Stock, with an exercise price of $1.38 per share that are scheduled to vest in three equal annual installments, subject to Mr. Bates’ continued employment (the “Bates Make-Whole Award”); (vii) Mr. Bates will be entitled to receive a sign-on award in the form of a one-time cash payment of $75,000; and (ix) Mr. Bates will be entitled to a one-time cash payment of $250,000 to serve as a signing bonus that can be used to assist with relocation expenses. The Bates 2020 Target Award, the Bates Turn-Around Award, and the Bates Make-Whole Award also provide for accelerated vesting of outstanding awards under limited circumstances, which are described in more detail below in the section titled “—Potential Payments Upon Termination or Change in Control.”

In May 2020, we entered into an employment agreement with Mr. Williams, which provides, among other things: (i) Mr. Williams will serve as the Executive Vice President and Chief Operating Officer of the Company and will perform the duties assigned to him by the Board or the Chief Executive Officer or their respective designees; (ii) Mr. Williams’ employment will be on an at-will basis and there will be no fixed employment period; (iii) Mr. Williams will be entitled to an annualized base salary of $525,000; (iv) Mr. Williams will be eligible to earn an annual discretionary bonus with target value of 75% of his base salary; (v) Mr. Williams will be eligible to participate in the Incentive Plan, as amended, with a target annual award having a grant date fair value equal to 80% of Mr. Williams’ base salary, which for 2020 consisted entirely of non-qualified stock options to purchase up to 260,900 shares of Common Stock, with an exercise price of $1.41 per share that are scheduled to vest in three equal annual installments, subject to Mr. Williams’ continued employment (the “Williams 2020 Target Award”); (vi) Mr. Williams will receive a one-time equity award in 2020 (the “Williams Turn-Around Award”) consisting entirely of 453,200 PSUs that are eligible to vest at the end of a three-year performance period subject to the achievement of specified stock price hurdles and Mr. William’s continued employment; and (vii) Mr. Williams will receive a one-time grant of non-qualified stock options to purchase up to 310,600 shares of Common Stock, with an exercise price of $1.41 per share that are scheduled to vest in three equal annual installments, subject to Mr. Williams’ continued employment (the “Williams Promotion Award”); and (viii) Mr. Williams will be entitled to receive a $300,000 retention award in cash if his employment agreement has not been terminated as of May 6, 2023. The Williams 2020 Target Award, the Williams Turn-Around Award, and the Williams Promotion Award also provide for accelerated vesting of outstanding awards under limited circumstances, which are described in more detail below in the section titled “—Potential Payments Upon Termination or Change in Control.” If the Incentive Plan does not contain a sufficient number of shares under the Williams 2020 Target Award, the Williams Turn-Around Award, and the Williams Promotion Award, the awards will be settled in cash.

Messrs. Bates and Williams are able to participate in the same incentive compensation and benefit plans in which other senior executives of the Company are eligible to participate.

Also pursuant to the terms of their employment agreements, Messrs. Bates and Williams are entitled to severance payments in certain limited circumstances. Severance benefits to be provided under the employment agreements are described in more detail below in the section titled “—Potential Payments Upon Termination or Change in Control.”

The employment agreements with Messrs. Bates and Williams contain a “clawback” provision that enables the Company to recoup any amounts paid to an executive as incentive compensation under his or her employment agreement if so required by applicable law, any applicable securities exchange listing standards or any clawback policy adopted by the Company. None of the employment agreements with Messrs. Bates and Williams provide for any tax gross-up payments. If amounts payable to Messrs. Bates or Williams under their employment agreements or otherwise exceed the amount allowed under Section 280G of the Code for such executive (thereby subjecting the executive to an excise tax), then such payments due to Messrs. Bates or Williams under their employment agreements will either (i) be reduced (but not below zero) so that the aggregate present value of the payments and benefits received by the executive is $1.00 less than the amount which would otherwise cause Messrs. Bates or Williams to incur an excise tax under Section 4999 of the Code or (ii) be paid in full, whichever produces the better net after-tax position to the executive.

Outstanding Equity Awards At Fiscal Year-End Table

The following table reflects information regarding outstanding equity-based awards held by our NEOs as of December 31, 2020.

	Option awards						Stock awards
Name	Grant date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable(1)		Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)(1)		Market value of shares or units of stock that have not vested ($)(2)	Equity Incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)(1)		Equity Incentive plan awards: Market value of unearned shares, units or other rights that have not vested ($)(2)
Chris Easter	1/16/2019	70,000	—		3.83	1/16/2029	—		—	—		—
	9/06/2019	79,545	—		2.20	9/06/2029	—		—	—		—
Jason Bates(3)	4/20/2020	—	223,600	(4)	1.38	4/20/2030	—		—	—		—
	4/20/2020	—	—		—	—	259,000	(5)	1,504,790	129,500	(6)	752,395
	4/20/2020	—	186,300	(4)	1.38	4/20/2030	—		—	—		—
Rick Williams	5/06/2020	—	260,900	(4)	1.41	5/06/2030	—		—	—		—
	5/06/2020	—	—		—	—	302,133	(5)	1,755,393	151,067	(6)	877,699
	5/06/2020	—	310,600	(4)	1.41	5/06/2030	—		—	—		—

(1)	The treatment of these awards upon certain employment termination and change in control events is described under “—Potential Payments Upon Termination or Change in Control” below.
(2)	Calculated based on the closing price for the Common Stock on December 31, 2020, which was $5.81.
(3)	The awards granted to Mr. Bates constitute “employment inducement grants” under NASDAQ Listing Rule 5635(c)(4).
(4)	Options are scheduled to vest in three equal installments on the first three anniversaries of the grant date, subject to continued service through each applicable vesting date.
(5)

PSUs are subject to time- and performance-based vesting conditions. PSUs will time vest at the end of a three-year performance period, subject to continued service. PSUs reported in this column have performance-vested since the Common Stock equaled or exceeded two of the three specified performance hurdles for 20 trading days out of 30 consecutive trading days during the three-year performance period; specifically, 33.33% of the PSUs performance vested upon the achievement of a $4 performance hurdle and 33.33% of the PSUs performance vested upon the achievement of a $6 performance hurdle.

(6)

PSUs are subject to time- and performance-based vesting conditions. PSUs will time vest at the end of a three-year performance period, subject to continued service. PSUs reported in this column will performance-vest if the Common Stock equals or exceeds a specified performance hurdle for any 20 trading days out of 30 consecutive trading days during the three-year performance period; specifically 33.34% of the PSUs will vest upon the achievement of a $9 performance hurdle.

Potential Payments Upon Termination or Change in Control

The following descriptions are not intended to be a comprehensive summary of the employment agreements and are qualified in its entirety by reference to such agreements, which are on file with the SEC.

Separation Agreement with Mr. Easter

As described above in the section entitled “—Narrative to Summary Compensation Table” we have entered into a separation agreement with Mr. Easter on December 30, 2020, which provided Mr. Easter with separation benefits in connection with his retirement. Mr. Easter’s separation agreement provides that Mr. Easter will receive, among other things, (i) his regular annual base salary through December 31, 2020; (ii) an annual bonus for 2020 in the gross amount of $1.4 million; and (iii) in exchange for Mr. Easter’s waiver of any claim in relation to the unvested portion of any outstanding equity awards, four equal payments of $475,000 on each of June 30, 2021, December 31, 2021, June 30, 2022, and December 31, 2022.

Mr. Easter’s separation agreement also includes a customary release of claims by him (on behalf of himself and his agents, spouse, heirs, executors, successors and assigns) in favor of the Company and its affiliates, and Mr. Easter’s eligibility and entitlement, if any, to the severance payments and any other payments and benefits described therein is subject to the non-revocation of such release of claims. In addition, Mr. Easter’s separation agreement provides that Mr. Easter shall remain subject to general confidentiality obligations in his amended and restated employment agreement as well as noncompetition and non-solicitation restrictions for a period of 24 months following December 31, 2020. Mr. Easter’s separation agreement also includes a release of claims by the Company (on behalf of itself and its subsidiaries, successors and assigns) in favor of Mr. Easter, his agents, spouse, heirs, executors, successors and assigns related to or arising from Mr. Easter’s employment with the Company, the cessation thereof and Mr. Easter’s amended and stated employment agreement, based on facts known by the Board, or facts that the Board should have known upon reasonable inquiry, as of December 31, 2020. Mr. Easter’s separation agreement also contains a mutual non-disparagement provision.

Employment Agreements with Messrs. Bates and Williams

As described above in the section entitled “—Narrative to Summary Compensation Table,” we have entered into employment agreements with each of Messrs. Bates and Williams. The following summarizes the impact of certain termination events or the occurrence of a change in control on each NEO’s entitlement to severance and other benefits under these employment agreements.

If the employment of Mr. Bates or Williams is terminated by the Company for cause or by the executive without good reason, such executive will be entitled to receive (i) all accrued salary through the date of termination and (ii) any post-employment benefits due under the terms and conditions of the Company’s benefits plans. The executive will not be entitled to any additional amounts or benefits as the result of a termination of employment for cause or by the executive without good reason.

If the employment of Mr. Bates or Williams is terminated by the Company without cause, such executive will be entitled to: (i) a severance amount equal to the sum of (A) 18 months of base salary plus (B) a pro rata portion of his target annual bonus for the year in which he is terminated; (ii) up to 18 months of Company-subsidized COBRA coverage; and (iii) the accelerated vesting of any outstanding equity awards, with performance-based conditions vesting on actual achievement of the applicable performance-based conditions, except for the Bates 2020 Target Award, the Bates Turn-Around Award, the Bates Make-Whole Award, the Williams 2020 Target Award, the Williams Turn-Around Award, and the Williams Promotion Award, which provide for accelerated vesting in the circumstances described below.

If the employment of Mr. Bates or Williams is terminated due to his death or disability, such executive will be entitled to: (i) a pro rata portion of his target annual bonus for the year in which he is terminated; and (ii) the accelerated vesting of any outstanding equity awards that would have vested in the year of termination, with performance-based conditions vesting on actual achievement of the applicable performance-based conditions, except for the Bates 2020 Target Award, the Bates Turn-Around Award, the Bates Make-Whole Award, the Williams 2020 Target Award, the Williams Turn-Around Award, and the Williams Promotion Award,, which provide for accelerated vesting in the circumstances described below.

If Mr. Williams terminates the Employment Agreement for convenience after May 6, 2023, the Company may elect to pay Mr. Williams a severance payment equal to his monthly base salary for up to 18 months in order to extend the Prohibited Period (as defined in the Employment Agreement). If Mr. Williams’ employment is terminated due to his death or disability, he will be entitled to, subject to his execution and non-revocation of a release of claims against the Company: (i) a pro rata portion of his target annual bonus for the year in which he is terminated; and (ii) the accelerated vesting of any outstanding equity awards that would have vested in the year of termination, with performance-based conditions vesting on actual achievement of the applicable performance-based conditions, except for the Williams 2020 Target Award, the Williams Turn-Around Award and the Williams Promotion Award, which provide for accelerated vesting in the circumstances described below.

Messrs. Bates and Williams’ eligibility and entitlement, if any, to each severance payment and any other payment and benefit described above is subject to the execution and non-revocation of a customary release of claims agreement by such executive. Each executive is also subject to general confidentiality obligations in his employment agreement as well as noncompetition and non-solicitation restrictions for a period of 18 months. Under their employment agreements, “good reason” for each of Messrs. Bates and Williams generally means the occurrence of any of the following, without his consent: (i) a material reduction in base salary or target annual bonus, other than a general reduction in base salary or target annual bonus that affects all similarly situated executives in substantially the same proportions, (ii) a material diminution in his position, responsibilities or duties or the assignment of him to a position, responsibilities or duties of a materially lesser status or degree of responsibility than his position, responsibilities or duties; or (iii) any material breach by the Company of any provision of his employment agreement.

Under the employment agreements, “cause” generally means: (i) the commission by the executive of fraud, breach of fiduciary duty, theft, or embezzlement against the Company, its subsidiaries, affiliates or customers; (ii) the executive’s willful refusal without proper legal cause to faithfully and diligently perform his or her duties; (iii) the breach of the confidentiality, noncompetition, non-solicitation or intellectual property provisions in the executive’s employment agreement or the material breach of any other written agreement between the executive and one or more members of affiliated entities including the Company and its direct and indirect subsidiaries; (iv) the executive’s conviction of, or plea of guilty or nolo contendere to, a felony (or state law equivalent) or any crime involving moral turpitude; (v) willful misconduct or gross negligence by the executive in the performance of duties to the Company that has or could reasonably be expected to have a material adverse effect on the Company; or (vi) the executive’s material breach and violation of the Company’s written policies pertaining to sexual harassment, discrimination or insider trading.

Mr. Easter’s Stock Options

Pursuant to the terms of the Incentive Plan and the award agreements underlying the awards held by Mr. Easter other than the Easter 2020 Target Award and Easter Turn-Around Award described below, upon a “change in control,” all unvested options will become exercisable as of the date of the change in control unless a replacement award is granted by the resulting entity.

Under the Incentive Plan, “change in control” generally means the occurrence of any of the following events: (i) acquisition of beneficial ownership of more than 50% of the combined voting power of securities entitled to vote in the election of members of the Board; (ii) individuals who serve as members of the Board as of the effective date of the Incentive Plan (or members of the Board whose election or nomination to the Board was approved by a vote of the current directors of the Board) ceasing to constitute the majority of the Board; (iii) consummation of a reorganization, merger or consolidation or sale of all or substantially all of the assets of the Company unless (A) the Company’s pre-transaction stockholders hold at least 50% of the voting power of the resulting entity, (B) no person owns more than 50% of the common stock of the resulting entity and (C) at least a majority of the board of directors of the resulting entity is composed of members of the Company’s pre-transaction Board; or (iv) approval by the Company’s stockholders of a complete liquidation or dissolution of the Company.

2020 Target Awards

Pursuant to the terms of the Bates 2020 Target Award and Williams 2020 Target Award (collectively, the “2020 Target Awards”) upon (1) a change in control if no replacement award is provided; (2) the respective NEO’s termination without cause; or (3) the respective NEO’s resignation for good reason, the unvested portion of the 2020 Target Award will become vested in full and exercisable. If the NEO’s employment terminates due to his death or disability, the unvested portion of the 2020 Target Award that would have vested in the year of termination will become vested and exercisable.

Under the 2020 Target Awards, “change in control,” “good reason” and “cause” all have the same definitions as described above.

Turn-Around Awards

Pursuant to the terms of the Bates Turn-Around Award and Williams Turn-Around Award (collectively, the “Turn-Around Awards”), upon (1) a change in control; (2) the respective NEO’s termination without cause; (3) the respective NEO’s resignation for good reason; or (4) the respective NEO’s death or disability, the unvested portion of Target Awards will vest based on actual achievement of the applicable performance-based conditions.

Under the Target Awards, “change in control,” “good reason” and “cause” all have the same definitions as described above.

Bates Make-Whole Award

Pursuant to the terms of the Bates Make-Whole Award, upon (1) a change in control if no replacement award is provided; (2) Mr. Bates’ termination without cause; or (3) Mr. Bates’ resignation for good reason, the unvested portion of the Bates Make-Whole Award will become vested in full and exercisable. If Mr. Bates’ employment terminates due to his death or disability, the unvested portion of the Bates Make-Whole Award that would have vested in the year of termination will become vested and exercisable.

Under the Bates Make-Whole Award, “change in control,” “good reason” and “cause” all have the same definitions as described above.

Williams Promotion Award

Pursuant to the terms of the Williams Promotion Award, upon (1) a change in control if no replacement award is provided; (2) Mr. Williams’ termination without cause; or (3) Mr. Williams’ resignation for good reason, the unvested portion of the Williams Promotion Award will become vested in full and exercisable. If Mr. Williams’ employment terminates due to his death or disability, the unvested portion of the Williams Promotion Award that would have vested in the year of termination will become vested and exercisable.

Under the Williams Promotion Award, “change in control,” “good reason” and “cause” all have the same definitions as described above.

DIRECTOR COMPENSATION

Leadership Transitions

On February 7, 2020, the size of the Board was increased from eight to nine members, and the Board appointed Mr. Easter as a member of the Board, effective as of such date. Also on such date, Mr. Easter was appointed as the Company’s Chief Executive Officer.

On August 15, 2020, Mr. Bonner resigned as Executive Chairman of the Board, effective immediately. Mr. Bonner continues to serve as a member of the Board, and in connection with his resignation as Executive Chairman of the Board, the Board elected Mr. Bonner as Chairman of the Board.

On November 19, 2020, Ms. Warmbier resigned as a member of the Board, effective on such date.

On December 30, 2020, Mr. Easter notified the Company of his retirement as Chief Executive Officer and director of the Company, effective December 31, 2020.

On December 30, 2020, pursuant to the Lyons Agreement, Mr. Charlton tendered his resignation as a member of the Board, effective January 1, 2021, and the Board appointed Mr. Garbers to the Board and the Corporate Governance and Nominating Committee, in each case, effective as of January 1, 2021, to fill the vacancy resulting from Mr. Charlton’s resignation.

On April 27, 2021, the Board appointed Ms. Ellingsen to the Board, the Compensation Committee and the Corporate Governance and Nominating Committee, in each case effective as of such date.

Annual Cash Compensation

Our directors who also serve as employees of the Company do not receive additional compensation for their services as directors while serving as employees. Our non-employee directors receive (i) an annual retainer in the amount of $75,000, and (ii) as applicable, an annual fee for serving as the chair of the Audit Committee in the amount of $15,000, as the chair of the Compensation Committee in the amount of $10,000 and as the chair of the Corporate Governance and Nominating Committee in the amount of $10,000. The annual retainer and committee chair fees are paid quarterly. Mr. Shepko became Interim Chief Executive Officer effective January 1, 2021 and no longer receives any Board retainers.

Equity Compensation

In addition to annual cash compensation described above, in 2020 our independent directors received an annual grant of 18,803 restricted stock units (“RSUs”) worth $50,090 as of the grant date, which generally vest on June 1, 2021, the first anniversary of the grant date.

The following table presents information regarding compensation earned by the non-employee directors for their Board service during the year ended December 31, 2020.

Name	Fees earned or paid in cash ($)(1)	Stock awards ($)(2)	Option awards ($)(3)	Total ($)
Brian Bonner	28,125	—	—	28,125
Kevin M. Charlton	85,000	50,090	—	135,090
Don Daseke	75,000	—	—	75,000
Daniel J. Hennessy	90,000	50,090	—	140,090
Charles “Chuck” F. Serianni	75,000	50,090	—	125,090
Jonathan Shepko	75,000	50,090	—	125,090
Kimberly Warmbier (4)	85,000	50,090	—	135,090
Ena Williams	75,000	50,090	—	125,090

(1)

Reflects annual retainer fees for non-employee directors of $75,000 and annual Board committee chair fees, with Mr. Bonner receiving a prorated annual retainer due to him becoming a non-employee director on August 15, 2020.

(2)

Represents the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of RSUs granted to independent directors in 2020. As of December 31, 2020, non-employee directors (as of such date) held outstanding RSUs in the following amounts: Mr. Bonner – 250,000; Mr. Daseke – 0; Messrs. Charlton, Hennessy, Serianni and Shepko and Ms. Williams – 18,083.

(3)

Non-employee directors were not granted stock options in 2020. As of December 31, 2020, non-employee directors (as of such date) held outstanding stock options in the following amounts: Messrs. Bonner, Charlton, Hennessy and Shepko – 25,000; Mr. Daseke – 99,940; Mr. Serianni and Ms. Williams – 0.

(4)

Ms. Warmbier resigned from the Board effective November 19, 2020. As a result, the 18,803 RSUs granted to her in 2020, which had a grant date fair value of $50,090 as reflected in the table, were forfeited.

In addition, our non-employee directors are reimbursed for all out-of-pocket expenses incurred in connection with attending Board or committee meetings. Each director is indemnified for his or her actions associated with being a director to the fullest extent permitted under Delaware law.

Process for Determining Non-Employee Director Compensation

The Compensation Committee conducts an annual review of director compensation and benefits, including cash, equity-based awards and other compensation. In determining non-employee director compensation, the Compensation Committee seeks advice from the independent compensation consultants who are retained by the Board to, among other functions, analyze compensation and develop initial recommendations as to the amount and form of compensation to be paid to the Company’s non-employee directors, including pay mix. In analyzing compensation, the Compensation Committee’s advisor, Aon plc, obtains market compensation information derived from the Company’s peer group as described above. Market data is obtained for each element of Board compensation. The Board then reviews this information with the compensation consultant, as well as any developing trends in director compensation and how the Board’s workload compares to that of the peer group directors, and establishes the go-forward Board compensation arrangements. In establishing the go-forward Board compensation arrangements, the Compensation Committee considers the competitiveness of each element of compensation, as well as the competitiveness of total compensation. The Compensation Committee recommended that the Board approve the 2020 compensation package, and the Board approved the compensation package for 2020.

PROPOSAL 1—ELECTION DIRECTORS

On the recommendation of the Corporate Governance and Nominating Committee, the Board has nominated the following persons for election as directors at the Annual Meeting, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified: Messrs. Bonner, Daseke, Garbers, Serianni, Shepko, and Ms. Ellingsen and Williams.

Each of these individuals is currently serving as a director of the Company. Each of the nominees has consented to being named in this proxy statement and to serve as a director if elected. Each nominee elected as a director will continue in office until his or her successor has been elected and qualified or until his or her death, resignation or retirement.

Unless you indicate otherwise, shares represented by executed proxies will be voted “FOR” the election as directors of each nominee unless any such nominee shall become unable to serve or decides he will not serve. If any nominee is unable to serve, proxies will be voted in favor of the remaining nominees and may be voted for another person nominated by the Board. Your proxy cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

Nominee Biographies

For biographies of each nominee to serve as a director, please see the section entitled “Corporate Governance—The Board of Directors and Executive Officers—Director Nominees.”

Required Vote

The seven nominees receiving the highest number of affirmative votes shall be elected as directors. You may withhold votes from any or all nominees.

Recommendation

The Board of Directors recommends a vote “FOR” the election to the Board of Directors of each of the above-mentioned nominees.

PROPOSAL 2—RATIFICATION OF APPOINTMENT

OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking the stockholders to ratify the Audit Committee’s selection of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2021. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the selection of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2021, our Audit Committee intends to reconsider the selection of Grant Thornton as our independent registered public accounting firm going forward. A representative of Grant Thornton is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he/she desires to do so and will be available to answer appropriate questions from stockholders.

Principal Accounting Fees and Services

The following is a summary of fees paid to Grant Thornton for audit, audit related and tax fees for the years ended December 31, 2019 and December 31, 2020.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services provided in connection with regulatory filings and includes interim procedures, quarterly reviews and audit fees, as well as attendance at Audit Committee meetings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees billed for tax return preparation and tax planning and advice.

	2019 Fees	2020 Fees
Audit Services	$2,232,203	$2,050,232
Audit-Related Services(1)	47,700	67,840
Tax Services	498,697	897,822
All Other Services	—	—

Total	$2,778,600	$3,015,894

(1)	Audit-related services are comprised of an audit of a benefit plan in 2019 and in 2020.

The Audit Committee determined that the services provided by Grant Thornton were compatible with Grant Thornton’s independence as the independent registered public accounting firm during 2019 and 2020.

Pre-Approval Policy

Since the formation of the Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

Required Vote

The ratification of the appointment of Grant Thornton requires the affirmative vote of the majority of the votes cast by stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the vote for this proposal.

Recommendation

The Board of Directors recommends a vote “FOR” the ratification of the selection by the Audit Committee of Grant Thornton as our independent registered public accounting firm.

PROPOSAL 3—ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

We are asking stockholders to approve, on an advisory basis, the compensation of our NEOs as disclosed in “Compensation Discussion and Analysis” and the related executive compensation tables. The Board recognizes that executive compensation is an important matter for stockholders. We believe that our executive compensation program is effective and aligned with the long-term interests of our stockholders, and that the total compensation packages provided to our NEOs are reasonable in the aggregate. As you consider this proposal, we urge you to read “Compensation Discussion and Analysis” and the related executive compensation tables and disclosures, including those regarding the responsibilities and duties of the Compensation Committee. Unless the Board modifies its policy on the frequency of holding “say-on-pay” advisory votes, the next “say-on-pay” advisory vote will occur in 2022.

Required Vote

Approval of “say-on-pay” requires the affirmative vote of the majority of the votes cast by stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the vote for this proposal. Although this advisory vote to approve our executive compensation is non-binding, the Compensation Committee will carefully assess the voting results.

Recommendation

The Board of Directors recommends a vote “FOR” the approval, on an advisory basis, of the executive compensation of the NEOs.

PROPOSAL 4—APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE

DASEKE, INC. 2017 OMNIBUS INCENTIVE PLAN

Overview

We are asking our stockholders to approve an amendment and restatement (the “Restatement”) of the Daseke, Inc. 2017 Omnibus Incentive Plan (as amended from time to time, the “Incentive Plan”), which Restatement would (subject to the approval of our stockholders):

•

increase the number of shares that may be granted as awards under the Incentive Plan by 4,000,000, in order to enable us to continue to offer eligible employees, directors and consultants stock-based incentive awards under the plan, which we believe will enable us to attract, retain and reward these individuals and strengthen the mutuality of interests between them and our stockholders;

•	extend the scheduled expiration date of the Incentive Plan from February 27, 2027 to June 18, 2031;

•

expand the list of performance criteria under the Incentive Plan upon which performance awards under the plan may be based, in order to give the Compensation Committee increased flexibility under the plan to design awards that are intended to be in the best long-term interests of the Company and our stockholders;

•

remove references in the Incentive Plan to Section 162(m) of the Code that are no longer applicable in light of changes to Section 162(m) under the Tax Cuts and Jobs Act of 2017, provided that the removal of such references is not intended to remove plan provisions that represent good governance practices (for example, we did not remove individual award limits under the Incentive Plan); and

•	make other updates to the Incentive Plan as described further below and in the draft of the plan attached to this proxy statement as Appendix A.

Background

As of March 31, 2021, 67,434 shares were available for future grants under the Incentive Plan. The Compensation Committee and the Board of Directors believe that the proposed share increase contemplated by the Restatement is necessary to help ensure that the Company has a sufficient reserve of shares available to attract and retain the services of key individuals important to the Company’s long-term growth and success.

On April 22, 2021, the Compensation Committee recommended that the Board of Directors approve and adopt the amended and restated Incentive Plan, and the Board adopted the amended and restated Incentive Plan on April 23, 2021, subject to stockholder approval. Currently, the Incentive Plan provides that the maximum number of shares available for issuance pursuant to awards issued thereunder is 4,500,000 shares of Common Stock, of which, after giving effect to shares previously issued pursuant to awards under the plan and shares subject to outstanding awards under the plan, 67,434 shares remained available as of March 31, 2021. If the stockholders do not approve the Restatement, the amended and restated Incentive Plan will not become effective, the Incentive Plan will continue in effect (without giving effect to the Restatement), and we will be subject to the current share limit set forth in the Incentive Plan, reduced by shares previously issued pursuant to awards under the plan, as well as shares subject to outstanding awards. Because certain of our directors and executive officers may be eligible to receive awards under the Incentive Plan, such directors and executive officers may be considered to have an interest in this proposal, but no such awards are determinable at this time.

Alignment of the Incentive Plan with the Interests of the Company and Stockholders

The Board of Directors believes that using long-term incentive compensation, including equity-based compensation, to retain and motivate our key employees is important to the achievement of our long-term goals and it considered the following factors, among other things, when adopting the Restatement:

•	the need for shares for issuance to support our long-term incentive program;

•	the desire to have flexibility to grant a variety of incentive awards; and

•

our belief that the Restatement will serve an important role in attracting, retaining and motivating qualified employees, officers, directors and other service providers deemed important to our success, and in motivating these individuals to enhance our growth and profitability.

Summary of the Incentive Plan

The following is a summary of certain features of the Incentive Plan, after giving effect to the Restatement. A copy of the amended and restated Incentive Plan is attached to this proxy statement as Appendix A, and the discussion in this proposal is qualified in its entirety by the full text of the plans as set forth as Appendix A.

Purpose

The Incentive Plan is designed to promote the interests of the Company and its stockholders by: (a) attracting and retaining qualified employees and directors of, and certain consultants to, the Company and its affiliates; (b) motivating such individuals by means of performance-related incentives to achieve longer-range performance goals; and (c) enabling such individuals to participate in the long-term growth and financial success of the Company.

Administration

The Incentive Plan is administered by a committee of the Board of Directors designated by the Board of Directors to administer the Incentive Plan (the “Plan Committee”), which has the authority to designate participants, grant awards, determine the number of shares of Common Stock to be covered by awards, determine the terms and conditions of any awards, construe and interpret the Incentive Plan and related award agreements, accelerate the vesting of any outstanding awards and make other decisions and determinations for the administration of the Incentive Plan. To the extent permitted by applicable law, the Plan Committee is generally permitted to delegate its authority under the Incentive Plan to a subcommittee thereof. The Compensation Committee served as the Plan Committee in 2019 and currently serves as the Plan Committee.

Shares Available for Issuance under the Incentive Plan and Limits on Awards

If the Restatement is approved by our stockholders, an additional 4,000,000 shares of Common Stock will be available for issuance pursuant to awards under the Incentive Plan, which will be added to shares that remained available for issuance under the Incentive Plan immediately before the Restatement (67,434 as of March 31, 2021). These shares will be subject to adjustment in accordance with the Incentive Plan and are all available to be issued under the Incentive Plan pursuant to incentive stock options (which generally are designated stock options that meet the requirements of Section 422 of the Code) (“ISOs”). The maximum number of shares with respect to which awards (including options and stock appreciation rights (“SARs”)) may be granted to any single participant in any fiscal year is 1,000,000 shares. The maximum number of shares with respect to awards may be granted to a non-employee director during any calendar year is 350,000; provided, however, that the number of shares granted during a single fiscal year of the Company to any non-employee member of the Board of Directors, taken together with any cash fees paid to such director during such fiscal year, may not, in each case, exceed $500,000 in total value (calculating the value of any such shares based on the grant date fair value of such shares for financial reporting purposes and excluding, for this purpose, the value of any dividend or dividend equivalent payments paid pursuant to any shares granted in a previous fiscal year). On the Record Date, the closing sales price per share of the Common Stock as reported on NASDAQ was $7.68.

Common Stock subject to an award that expires or is canceled, forfeited or settled in cash will again be available for delivery in connection with awards under the Incentive Plan. Shares subject to an award will not be again available for issuance under the Incentive Plan if such shares are: tendered or withheld in payment of any exercise or purchase price of an award or taxes relating to an award; subject to an option or SAR and not issued or delivered upon the net settlement or exercise of such option or SAR; or repurchased on the open market with the proceeds of an option’s exercise price.

No award under the Incentive Plan will vest earlier than the one-year anniversary of the grant date of such award, subject to the other provisions of the Incentive Plan, including the Plan Committee’s ability to allow for accelerated vesting in connection with a termination of employment or a change in control. Notwithstanding the foregoing, awards that result in the issuance of an aggregate of up to 5% of the total number of shares authorized to be issued under the Incentive Plan and awards granted to non-employee members of the Board of Directors or members of the board of directors of one of our affiliates may be granted to eligible persons under the Incentive Plan without regard to such one-year minimum vesting requirement.

Awards and the shares of Common Stock authorized under the Incentive Plan, as well as any individual share limits, are subject to adjustment as described in this proposal below under “Equity Restructuring.”

Eligibility

Employees, consultants and directors of us and our affiliates may receive awards under the Incentive Plan. As of the Record Date, four executive officers and six non-employee members of the Board of Directors were eligible to participate in the Incentive Plan, as well as all of our other employees and consultants, in each case if selected by the Plan Committee.

Grants of Awards

Pursuant to the Incentive Plan, the Plan Committee may grant awards of stock options, SARs, restricted stock, RSUs, other stock-based awards and cash- and stock-based performance awards.

Stock Options. The Incentive Plan allows the grant of ISOs and options that do not qualify as ISOs, except that ISOs may only be granted to persons who are our employees or employees of one of our subsidiaries, in accordance with Section 422 of the Code. Except as provided below, the exercise price of a stock option cannot be less than 100% of the fair market value of a share of Common Stock on the date on which the option is granted and the option must not be exercisable more than 10 years from the date of grant. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of our capital stock, the exercise price of the ISO must be at least 110% of the fair market value of a share of Common Stock on the date of grant and the ISO must not be exercisable more than five years from the date of grant.

Stock Appreciation Rights. SARs may be granted in connection with, or independent of, a stock option. An SAR is the right to receive an amount equal to the excess of the fair market value of one share of Common Stock on the date of exercise over the grant price of the SAR. SARs will be exercisable on such terms as the Plan Committee determines. The term of an SAR will be for a period determined by the Plan Committee but will not exceed 10 years. SARs may be paid in cash, Common Stock or a combination of cash and Common Stock, as determined by the Plan Committee in the relevant award agreement.

Restricted Stock. Restricted stock is a grant of shares of Common Stock subject to a risk of forfeiture, restrictions on transferability and any other restrictions determined by the Plan Committee. Unless otherwise determined by the Plan Committee, restricted stock will be forfeited and reacquired by us upon termination of a participant’s employment or service relationship. Common Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, may be subject to the same restrictions and risk of forfeiture as the restricted stock with respect to which the distribution was made.

Restricted Stock Units. RSUs are rights to receive cash, Common Stock or a combination of cash and Common Stock at the end of a specified period. RSUs may be subject to restrictions, including a risk of forfeiture, as determined by the Plan Committee. Unless otherwise determined by the Plan Committee, RSUs will be forfeited upon the termination of a participant’s employment or service relationship. The Plan Committee may, in its sole discretion, grant dividends or dividend equivalents with respect to RSUs.

Performance Awards. A performance award represents the right to receive certain amounts, in either cash or shares, based on the achievement of pre-determined performance goals during a designated performance period. The terms of each performance award will be set forth in the applicable award agreement. The Plan Committee will be responsible for setting the applicable performance period, the performance goals and such other conditions that apply to each performance award.

The Plan Committee may select such business criteria or other performance measures as it may deem appropriate in establishing any performance conditions. Business criteria include, but are not limited to, any of the following: (i) return on net assets; (ii) pretax income before allocation of corporate overhead and bonus; (iii) budget; (iv) net, gross, or operating income (before or after taxes); (v) return on equity or stockholders’ equity; (vi) return on assets; (vii) return on capital or invested capital; (viii) revenue, net revenue, gross revenue, or product revenue; (ix) profit margin; (x) earnings per share, cash earnings per share, diluted earnings per share, annual cash adjusted earnings per share growth; (xi) net earnings; (xii) operating earnings; (xiii) free cash flow; (xiv) attainment of strategic goals relating to mergers and acquisitions; (xv) appreciation in and/or maintenance of the price of the shares or any other publicly-traded securities of the Company; (xvi) sales or market share; (xvii) gross profits; (xviii) earnings before interest and taxes; (xix) earnings or adjusted earnings before interest, taxes, depreciation and amortization; (xx) operating expenses or reduction in operating expenses; (xxi) capital expenses; (xxii) enterprise value; (xxiii) equity market capitalization; (xxiv) economic value-added models and comparisons with various stock market indices; (xxv) operating ratio; (xxvi) employee turnover; (xxvii) Compliance, Safety, and Accountability (CSA) scores; (xxviii) reductions in costs; (xxix) gross profit return on investment; (xxx) gross margin return on investment; (xxxi) gross margin; (xxxii) operating margin; (xxxiii) working capital; (xxxiv) net recurring revenues; (xxxv) revenue growth; (xxxvi) annual recurring revenues; (xxxvii) recurring revenues; (xxxviii) license revenues; (xxxix) total stockholder return or total stockholder return positioning within a comparator group; (xl) specified objectives with regard to limiting the level of increase in all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and other offsets and adjustments; (xli) growth in the value of an investment in shares assuming the reinvestment of dividends; (xlii) adjusted net income or income per share or adjusted cash net income per share; (xliii) volume, volume growth or in-year volume; (xliv) merchant or distribution partner account production; (xlv) new merchant locations or new merchant locations using a particular product; (xlvi) calculated attrition; (xlvii) goals based on product performance; (xlviii) environment, social and corporate governance (ESG) goals; (xlix) fair market value or annual share price growth; or (l) individual participant goals.

The Plan Committee is authorized, in its sole discretion, to adjust or modify the calculation of a performance goal for a performance period in order to prevent the dilution or enlargement of the rights of participants, (a) in the event of, or in anticipation of, any unusual, infrequently occurring or extraordinary corporate item, transaction, event or development affecting the Company, or (b) in recognition of, or in anticipation of, any other unusual, infrequently occurring or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

Other Stock-Based Awards. The Plan Committee will have authority to grant to participants other stock-based awards, which will consist of any right which is (i) not a stock option, SAR, restricted stock, RSU or performance award and (ii) an award of shares of Common Stock or an award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock (including, without limitation, securities convertible into shares), as deemed by the Plan Committee to be consistent with the purposes of the Incentive Plan; provided, that any such rights must comply, to the extent deemed desirable by the Plan Committee, with Rule 16b-3 under the Exchange Act and applicable law. Subject to the terms of the Incentive Plan and any applicable award agreement, the Plan Committee will determine the terms and conditions of any such other stock-based award, including, but not limited to, the price, if any, at which securities may be purchased pursuant to any other stock-based award granted under the Incentive Plan.

Award Agreements

Each award under the Incentive Plan will be evidenced by an award agreement, which will specify the terms and conditions of such award and any rules applicable thereto.

Equity Restructuring

In the event that the Plan Committee determines in its sole discretion that an equity restructuring or certain other corporate transactions or events affects the shares of Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Incentive Plan, the Plan Committee may, or if required by applicable accounting rules will, equitably adjust any or all of the number of shares of Common Stock which may be granted pursuant to awards, the number of shares of Common Stock covered by outstanding awards under the Incentive Plan, and the grant or exercise price with respect to any award (or provide cash payments to holders of cancelled awards as deemed appropriate by the Plan Committee).

Change in Control

The Incentive Plan does not provide for automatic vesting of awards upon a “change in control” (as defined in the Incentive Plan). Under the Incentive Plan, vesting of an award generally occurs only if a change in control is combined with another event—either (i) the award is not continued or replaced or (ii) the award is continued and replaced and an involuntary termination occurs within two years after the change in control. This is sometimes referred to as “double-trigger” vesting.

Unless otherwise determined by the Plan Committee or set forth in an applicable award agreement, or as provided in an individual severance or employment agreement to which a participant of the Incentive Plan is a party, upon a “change in control” (as defined in the Incentive Plan), each then-outstanding option and SAR will become fully vested and exercisable, and the restrictions applicable to each outstanding restricted stock award, RSU, performance award or other stock-based award will lapse, and each such award will be fully vested, except to the extent that a “replacement award” (as defined in the Incentive Plan) is provided to the participant holding such award. Any applicable performance goals deemed to have been achieved will be deemed to have been earned as of the date of the change in control based on the greater of (i) the actual level of achievement of all relevant performance criteria against the applicable “target” level(s) measured as of the date of such change in control, and (ii) the deemed achievement of all relevant performance criteria at the applicable “target” level(s) measured as of the date of the change in control, with a pro rata payout based on the number of days within the applicable performance period that has elapsed before the change in control, as determined by the Plan Committee, and, in each such case, all other applicable vesting criteria and other terms and conditions of the award will be deemed to have been satisfied.

The Plan Committee may, in its sole discretion, effect the redemption and subsequent cancellation of outstanding awards of the participant, each in accordance with the provisions of the Incentive Plan. Upon the termination of a participant holding replacement awards within the period of two years immediately following a change in control, and except for a termination for cause (as defined in the Incentive Plan) or due to such participant’s death, disability or voluntary resignation, (i) all replacement awards held by the participant will become fully vested and exercisable and (ii) all options and SARs held by the participant immediately before such termination of employment that the participant also held as of the date of the change in control and all stock options and SARs that constitute replacement awards will remain exercisable for a period of 90 days following such involuntary termination or until the expiration of the term of such stock option or SAR, if shorter.

Non-Transferability of Awards

Except as otherwise provided by the Plan Committee, awards are generally non-transferable other than by will or the laws of descent and distribution.

Term, Termination and Amendment

The Board of Directors may amend or terminate the Incentive Plan at any time except that no amendment may, without stockholder approval, violate the law or the rules of the national securities exchange on which the shares of Common Stock are principally listed, materially increase the benefits accruing to participants under the Incentive Plan or materially increase the number of securities which may be issued under the Incentive Plan. The Board of Directors or the Plan Committee may generally amend the terms of any outstanding award under the Incentive Plan at any time. However, no action may be taken by the Board of Directors or the Plan Committee under the Incentive Plan that would materially impair the rights of a participant under a previously granted award without the participant’s consent. Unless sooner terminated, the Incentive Plan will automatically expire on the 10th anniversary of its effective date.

Material U.S. Federal Income Tax Consequences

The following is a brief summary of the U.S. federal income tax consequences of the Incentive Plan generally applicable to the Company and to participants in the Incentive Plan who are subject to U.S. federal taxes.

The summary is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of Common Stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an ISO. If a participant exercises an ISO during employment or within three months after employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an ISO after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an ISO before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and ISOs, special rules apply if a participant uses shares of Common Stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of an SAR with a grant price at least equal to the fair market value of Common Stock on the date of grant and no additional deferral feature. Upon the exercise of an SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Stock Awards, Restricted Stock Units and Performance Awards. A participant generally will not have taxable income upon the grant of restricted stock, RSUs or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Other Stock-Based Awards. The U.S. federal income tax consequences of other stock or cash- based awards will depend upon the specific terms of each award.

Tax Consequences to the Company. In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code. Section 162(m) of the Code provides that certain compensation received in any year by a “covered employee” in excess of $1 million is non-deductible by the Company for federal income tax purposes. Prior to the enactment of the Tax Cuts and Jobs Act, Section 162(m) included a performance-based compensation exception to the $1 million deduction limit, whereby compensation that satisfied the requirements of the performance-based compensation exception was deductible by the Company. The Tax Cuts and Jobs Act amended Section 162(m) to remove the performance-based compensation exception. Based on this removal, there is no longer an exception to the $1 million deduction limit, and the Section 162(m) performance-based compensation exception requirements are no longer applicable. As a result, the Restatement removes references to Section 162(m), including a list of specific performance goals, a limit that applied under the Incentive Plan on the maximum number of shares that can be subject to awards granted to an individual participant in any calendar year and certain related provisions.

Section 409A. We intend that awards granted under the Incentive Plan will comply with, or otherwise be exempt from, Section 409A of the Code, but make no representation or warranty to that effect.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the Incentive Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes.

New Plan Benefits

Amended and Restated Daseke, Inc. 2017 Omnibus Incentive Plan*
Name and Position	Dollar Value(1) ($)	Number of Shares
Chris Easter - Former Chief Executive Officer	NA	NA
Jason Bates - Executive Vice President, Chief Financial Officer and Treasurer	NA	NA
Rick Williams - Executive Vice President and Chief Operating Officer Performance stock unit award(2)	285,516	453,200
Soumit Roy - Executive Vice President, Chief Legal Officer, General Counsel and Corporate Secretary(3), (4) Performance stock unit award	209,745	265,500
Angie Moss - Former Senior Vice President and Chief Accounting Officer(3)	NA	NA
Executive Group Performance stock unit awards(5)	495,261	718,700
Non-Executive Director Group	NA	NA
Non-Executive Officer Employee Group Performance stock unit award(6)	482,350	175,400

(1)	Represents the grant date fair value of awards under FASB ASC Topic 718.
(2)

Reflects a PSU award with respect to 453,200 shares of Common Stock, for which settlement in shares of Common Stock is contingent on shareholder approval of this Restatement (otherwise, such award will be settled in cash).

(3)	Mr. Roy and Ms. Moss were not named executive officers for 2020, but are disclosed in order to comply with Item 10(a)(2)(ii) of Schedule 14A.
(4)

Reflects a PSU award with respect to 265,500 shares of Common Stock, for which settlement in shares of Common Stock is contingent on shareholder approval of this Restatement (otherwise, such awards will be settled in cash).

(5)

Reflects PSU awards with respect to (a) 453,200 shares of Common Stock and (b) 265,500 shares of Common Stock, for which settlement in shares of Company Stock is contingent on shareholder approval of this Restatement (otherwise, such awards will be settled in cash).

(6)

Reflects a PSU award with respect to 175,400 shares of Common Stock, for which settlement in shares of Company Stock is contingent on shareholder approval of the Restatement (otherwise, such award will be settled in cash).

*

Except as set forth above, because awards to be granted in the future under the Incentive Plan are at the discretion of the Board and the Compensation Committee, it is not possible to determine the benefits or the amounts received or that will be received under the Incentive Plan by eligible participants, including the executive group, non-executive director group and non-executive officer employee group.

As required by applicable SEC disclosure rules, in order to comply with Item 10(b)(2)(ii) of Schedule 14A, the following table sets forth, for each of our named executive officers, each of our director nominees and certain other persons and groups, all shares of common stock underlying options (“Option Shares”) granted under the Incentive Plan as of March 31, 2021.

Name and Position	Number of Option Shares
Chris Easter - Former Chief Executive Officer	1,240,836	(1)
Jason Bates - Executive Vice President, Chief Financial Officer and Treasurer	—
Rick Williams - Executive Vice President and Chief Operating Officer	571,500
Soumit Roy - Executive Vice President, Chief Legal Officer, General Counsel and Corporate Secretary(2)	203,300
Angie Moss - Former Senior Vice President and Chief Accounting Officer(2)	60,000
Brian Bonner - Director Nominee	25,000
Don Daseke - Director Nominee	130,000	(3)
Catharine Ellingsen - Director Nominee	—
Grant Garbers - Director Nominee	—
Charles “Chuck” F. Serianni - Director Nominee	—
Jonathan Shepko - Director Nominee	25,000
Ena Williams - Director Nominee	—
Executive Group	799,800
Non-Executive Director Group	180,000	(3)
Non-Executive Officer Employee Group	3,536,330	(4)

(1)	1,091,291 of these Option Shares were forfeited as a result of Mr. Easter’s resignation as Chief Executive Officer of the Company in December 2020.
(2)	Mr. Roy and Ms. Moss were not named executive officers for 2020, but are disclosed in order to comply with Item 10(b)(2)(ii) of Schedule 14A.
(3)	30,060 of these Option Shares were forfeited as a result of Mr. Daseke’s resignation as Chief Executive Officer of the Company in August 2019.
(4)	1,789,141 of these Option Shares have been forfeited.

Equity Compensation Plan Information

The following table reflects, as of December 31, 2020, information regarding compensation plans under which equity securities of the Company are authorized for issuance.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights(1)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a	)	(b	)	(c	)
Equity compensation plans approved by security holders(2)	4,515,132		$6.92		—
Equity compensation plans not approved by security holders(3)	910,700		$2.15		N/A
Total	5,425,832		$6.19		—

(1)	The weighted average exercise price does not take into account shares issuable upon vesting of outstanding RSUs or PSUs.
(2)

On February 27, 2017, the Company and Hennessy’s common stockholders approved the Incentive Plan, whereby the Company may grant awards of stock options, stock appreciation rights, restricted stock, RSUs, other stock-based awards and performance awards. Under the Incentive Plan, the Company is authorized to issue up to 4.5 million shares of Common Stock.

(3)

Reflects the grant of “employment inducement grants” under NASDAQ Listing Rule 5635(c)(4). These grants consisted of (a) 409,900 stock options and 388,500 PSUs to Mr. Bates and (b) 66,600 stock options and 45,700 PSUs to a non-executive officer employee.

Required Vote

The approval of the Restatement requires the affirmative vote of the majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the vote for this proposal.

Recommendation

The Board of Directors recommends a vote “FOR” the Restatement of the Incentive Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Common Stock as of March 31, 2021 based on information filed with the SEC or obtained from the persons named below, with respect to the beneficial ownership of shares of Common Stock, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•	each of our NEOs and directors (including our nominees) that beneficially owns shares of Common Stock; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock(2)
Brian Bonner(3)	360,458	*
Don R. Daseke(3)(4)	18,101,781	27.8
Catharine Ellingsen	—	—
Grant Garbers	—	—
Daniel J. Hennessy(3)(5)	865,324	1.3
Chuck “Chuck” F. Serianni	16,752	*
Jonathan Shepko(3)	269,996	*
Ena Williams	28,752	*
Jason Bates(3)	111,793	*
Rick Williams(3)	489,905	*
Christopher Easter(3)	169,545	*
All directors and executive officers as a group (11 individuals)(3)(4)(5)	20,319,194	31.2
Osterweis Capital Management, Inc.(6)	4,347,850	6.7
BlackRock, Inc.(7)	3,383,630	5.2
Lyons Capital, LLC(8)	3,250,000	5.0

*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 15455 Dallas Parkway, Suite 550, Addison, Texas 75001.
(2)	Calculations based on 65,178,456 shares of Common Stock of the registrant outstanding at March 31, 2021.
(3)

Includes shares of Common Stock issuable upon exercise of stock options held by the following people in the following amounts: (a) 20,000 vested options held by each of Messrs. Bonner, Hennessy and Shepko, (b) 99,940 vested options held by Mr. Daseke; (c) 111,793 options held by Mr. Bates that will vest within 60 days of March 31, 2021, (d) 190,400 options held by Mr. Williams that will vest within 60 days of March 31, 2021, (e) 149,545 vested options held by Mr. Easter; and (f) 15,000 vested options held by Mr. Roy and 59,433 options held by Mr. Roy that will vest within 60 days of March 31, 2021.

(4)

The shares reported in the above table also include shares held of record by Barbara Daseke, his spouse, by The Walden Group, Inc., an entity of which Mr. Daseke is the President and majority stockholder, and by Walden Management Co. Pension, an entity of which Mr. Daseke is the sole trustee. Mr. Daseke disclaims beneficial ownership of the shares held of record by Ms. Daseke and Walden Management Co. Pension. Mr. Daseke has sole voting and sole dispositive power over 1,730,146 shares of Common Stock and shared voting and shared dispositive power over 16,371,635 shares of Common Stock. Ms. Daseke holds 34,321 shares of Common Stock, The Walden Group, Inc. holds 16,337,314 shares of Common Stock, and Walden Management Co. Pension holds 76,000 shares of Common Stock.

(5)	Includes 187,500 shares of Common Stock issuable upon exercise of warrants.
(6)

Comprised of approximately 4,347,850 shares of Common Stock issuable upon conversion of 500,000 shares of Series A Convertible Preferred Stock, convertible at the rate of 8.6957 shares of Common Stock per 1 share of Series A Convertible Preferred Stock. Information is based on a Schedule 13G/A filed with the SEC on February 16, 2021 by (a) Osterweis Capital Management, Inc., (b) Osterweis Capital Management, LLC, (c) John S. Osterweis, and (d) Carl P. Kaufman, all of which, except for Osterweis Capital Management, Inc., have sole voting and sole dispositive power. Business Address: One Maritime Plaza, Suite 800, San Francisco, CA 94111.

(7)	Information is based on a Schedule 13G/A filed with the SEC on January 29, 2021 by BlackRock, Inc. Business Address: 55 East 52nd Street New York, NY 10055.
(8)

Information is based on a Schedule 13G/A filed with the SEC on January 5, 2021 by (a) Lyons Capital, LLC, (b) The Lyons Community Property Trust, dated June 15, 1979, (c) Phillip N. Lyons, and (d) Lyons Share Foundation, all of which have shared voting and shared dispositive power over the reported shares of Common Stock. Business Address of Lyons Capital, LLC and The Lyons Community Property Trust: 5000 Birch Street, Suite 5500, Newport Beach, CA 92660. Business Address of Phillip N. Lyons 36 Harbor Island, Newport Beach, CA 92660.

OTHER MATTERS

As of the date of this proxy statement, neither the Board of Directors nor management intends to bring before the Annual Meeting any business other than the matters referred to in the Notice of 2021 Annual Meeting of Stockholders and this proxy statement. If any other business should properly come before the Annual Meeting, or any adjournments or postponements thereof, the persons named in the proxy will vote on such matters according to their best judgment to the extent authorized by Rule 14a-4(c) under the Exchange Act.

Submission of Stockholder Proposals for the 2022 Annual Meeting of Stockholders

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at the 2022 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Generally, such proposals are due 120 days before the anniversary of the date we release our proxy materials for the prior year; however, if the date of the annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. We currently expect to hold the 2022 annual meeting of stockholders within 30 days of June 18, 2022. Therefore, we have determined that Rule 14a-8 stockholder proposals must be received by the Company at its offices at 15455 Dallas Parkway, Suite 550, Addison, Texas 75001, no later than the close of business on January 7, 2022 unless otherwise announced by the Company prior to the 2022 annual meeting of stockholders.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders. In the event that the annual meeting is called for a date that is not within 45 days before or after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting and (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Currently, we expect to hold the 2022 annual meeting of stockholders within 30 days of June 18, 2022. Accordingly, for the 2022 annual meeting of stockholders, assuming that we do not issue a public announcement changing the date of the meeting, notice of a nomination or proposal must be delivered to us no later than the close of business on March 21, 2022 (since March 20, 2022 is a Sunday) and no earlier than the opening of business on February 18, 2022. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board of Directors may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures or the procedures set forth in the bylaws.

Householding Information

Unless we have received contrary instructions, we may send a single copy of the Notice to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•

If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 15455 Dallas Parkway, Suite 550, Addison, Texas 75001, to inform us of his or her request; or

•	If a broker, bank, broker-dealer, custodian or other similar organization holds the shares, the stockholder should contact that representative directly.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the SEC. We distribute to our stockholders, upon request, annual reports containing financial statements audited by our independent registered public accounting firm and quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through the Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of our annual report and the reports and other information filed with the SEC. In addition, we provide information regarding our corporate governance and financial and stock information on our corporate website at https://investor.daseke.com.

Any requests for copies of information, reports or other filings with the SEC should be directed to:

Soumit Roy, Executive Vice President, Chief Legal Officer, General Counsel and Corporate Secretary

Daseke, Inc.

15455 Dallas Parkway, Suite 550

Addison, Texas 75001

APPENDIX A

DASEKE, INC.

2017 OMNIBUS INCENTIVE PLAN

(As Amended and Restated on [    ], 2021)

Section 1. Purpose. The purpose of this Daseke, Inc. 2017 Omnibus Incentive Plan is to promote the interests of Daseke, Inc. and its stockholders by (a) attracting and retaining employees and directors of, and certain consultants to, the Company and its Affiliates; (b) motivating such individuals by means of performance-related incentives to achieve longer-range performance goals; and/or (c) enabling such individuals to participate in the long-term growth and financial success of the Company. The Plan as set forth herein constitutes an amendment and restatement of the Daseke, Inc. 2017 Omnibus Incentive Plan as originally adopted by the Board and approved by the stockholders of the Company on February 27, 2017, and subsequently amended and restated on May 26, 2017, and amended on September 10, 2019 (the “Prior Plan”). The Plan shall supersede and replace in its entirety the Prior Plan, subject to approval of the Plan by the stockholders of the Company.

Section 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

“Affiliate” shall mean any entity (i) that, directly or indirectly, is controlled by, controls or is under common control with, the Company or (ii) in which the Company has a significant equity interest, in either case as determined by the Committee.

“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award, Other Stock-Based Award or Performance Compensation Award made or granted from time to time hereunder.

“Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant. An Award Agreement may be in an electronic medium, may be limited to notation on the books and records of the Company and, unless otherwise determined by the Committee, need not be signed by a representative of the Company.

“Board” shall mean the Board of Directors of the Company.

“Cause” as a reason for a Participant’s termination of employment or service shall have the meaning assigned such term in the employment, severance or similar agreement, if any, between the Participant and the Company or an Affiliate. If the Participant is not a party to an employment, severance or similar agreement with the Company or an Affiliate in which such term is defined, then unless otherwise defined in the applicable Award Agreement, “Cause” shall mean (i) persistent neglect or negligence in the performance of the Participant’s duties; (ii) conviction (including pleas of guilty or no contest) for any act of fraud, misappropriation or embezzlement, or for any criminal offense related to the Company, any of its subsidiaries or the Participant’s service; (iii) any deliberate and material breach of fiduciary duty to the Company or its subsidiaries, or any other conduct that leads to the material damage or prejudice of the Company or any of its subsidiaries; or (iv) a material breach of a policy of the Company or its subsidiaries, such as the Company’s code of conduct. Notwithstanding any foregoing term or condition of this definition of Cause, with respect to any Participant who is a non-employee member of the Board or the board of directors of an Affiliate, “Cause” shall mean an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

“Change in Control” shall mean the occurrence of any of the following events:

(a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the then-outstanding securities entitled to vote generally in the election of members of the Board (the “Voting Power”) at such time; provided that the following acquisitions shall not constitute a Change in Control: (i) any such acquisition directly from the Company; (ii) any such acquisition by the Company; (iii) any such acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries; or (iv) any such acquisition pursuant to a transaction that complies with clauses (i), (ii) and (iii) of paragraph (c) below; or

(b) individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason (other than death or disability) to constitute at least a majority of the Board; provided, that any individual becoming a director subsequent to the Effective Date, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be considered as though such individual was a member of the Incumbent Board, but excluding for this purpose, any such individual whose initial assumption of office occurs as a result of or in connection with an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Voting Power immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership immediately prior to such Business Combination of the securities representing the Voting Power, (ii) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) sponsored or maintained by the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or the action of the Board providing for such Business Combination; or

(d) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award which provides for the deferral of compensation that is subject to Section 409A of the Code, then, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in paragraph (a), (b), (c) or (d) above, with respect to such Award, shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5).

“Change in Control Price” shall mean the amount determined in the following clause (i), (ii), (iii), (iv) or (v), whichever the Committee determines is applicable, as follows: (i) the price per share offered to holders of Shares in any merger or consolidation, (ii) the per share Fair Market Value of the Shares immediately before the Change in Control or other event without regard to assets sold in the Change in Control or other event and assuming the Company has received the consideration paid for the assets in the case of a sale of the assets, (iii) the amount distributed per Share in a dissolution transaction, (iv) the price per share offered to holders of Shares in any tender offer or exchange offer whereby a Change in Control or other event takes place, or (v) if such Change in Control or other event occurs other than pursuant to a transaction described in the foregoing clauses (i), (ii), (iii) or (iv), the value per share of the Shares that may otherwise be obtained with respect to such Awards or to which such Awards track, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Awards. In the event that the consideration offered to stockholders of the Company in any transaction described in this paragraph or in Section 13 consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash and such determination shall be binding on all affected Participants to the extent applicable to Awards held by such Participants.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

“Committee” shall mean the Compensation Committee of the Board (or its successor(s)), or any other committee of the Board designated by the Board to administer the Plan and composed of not less than two directors, each of whom is intended to be a “Non-Employee Director” (within the meaning of Rule 16b-3) to the extent Rule 16b-3 is applicable to the Company and the Plan.

“Company” shall mean Daseke, Inc. together with any successor thereto.

“Consultant” shall mean any person, but not including an employee or non-employee Director, who is engaged by the Company or any Affiliate of the Company to render services and is compensated for such services.

“Disability” shall mean a physical or mental disability or infirmity that prevents the performance by the Participant of his or her duties lasting (or likely to last, based on competent medical evidence presented to the Company) for a continuous period of six months or longer.

“Effective Date” shall have the definition as set forth in Section 18(a) of the Plan.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean (i) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee and (ii) with respect to Shares, as of any date, either (a) the closing sale price (excluding any “after hours” trading) of the Shares on the date of grant or the date of calculation, as the case may be, on the stock exchange or over the counter market on which the Shares are principally trading on such date (or on the last preceding trading date if Shares were not traded on such date) if the Shares are readily tradable on a national securities exchange or other market system, or (b) the amount determined in good faith by the Committee as the fair market value of the Shares on such date.

“Incentive Stock Option” shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is designated as an “incentive stock option” and is intended to meet the requirements of Section 422 of the Code or any successor provision thereto. Incentive Stock Options may be granted only to Participants who meet the definition of “employees” under Section 3401(c) of the Code.

“Involuntary Termination” shall mean termination by the Company of a Participant’s employment or service by the Company without Cause. For avoidance of doubt, an Involuntary Termination shall not include a termination of the Participant’s employment or service by the Company for Cause or due to the Participant’s death, Disability or voluntary resignation.

“Negative Discretion” shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award. By way of example and not by way of limitation, in no event shall any discretionary authority granted to the Committee by the Plan including, but not limited to, Negative Discretion, be used to (a) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained or (b) increase a Performance Compensation Award above the maximum amount payable under Section 4(a), Section 11(d)(ii) and/or Section 11(e) of the Plan.

“Non-Qualified Stock Option” shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option or does not meet the requirements of Section 422 of the Code or any successor provision thereto.

“Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

“Other Stock-Based Award” shall mean any right granted under Section 10 of the Plan.

“Participant” shall mean any employee of, or Consultant to, the Company or its Affiliates, or non-employee director who is a member of the Board or the board of directors of an Affiliate, eligible for an Award under Section 5 of the Plan and selected by the Committee, or its designee, to receive an Award under the Plan.

“Performance Award” shall mean any right granted under Section 9 of the Plan.

“Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.

“Performance Criteria” shall mean the measurable criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to certain performance-based Awards under the Plan, including, but not limited to, Performance Compensation Awards. Performance Criteria may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of one or more of the subsidiaries, divisions, departments, regions, functions or other organizational units within the Company or its Affiliates. The Performance Criteria may be made relative to the performance of other companies or subsidiaries, divisions, departments, regions, functions or other organizational units within such other companies, and may be made relative to an index or one or more of the performance criteria themselves. The Committee may grant performance-based Awards subject to Performance Criteria that are either Performance Compensation Awards or are not Performance Compensation Awards. The Performance Criteria that will be used to establish the Performance Goal(s) for Performance Compensation Awards shall be based on one or more, or a combination of, the following: (i) return on net assets; (ii) pretax income before allocation of corporate overhead and bonus; (iii) budget; (iv) net, gross, or operating income (before or after taxes); (v) return on equity or stockholders’ equity; (vi) return on assets; (vii) return on capital or invested capital; (viii) revenue, net revenue, gross revenue, or product revenue; (ix) profit margin; (x) earnings per Share, cash earnings per Share, diluted earnings per Share, annual cash adjusted earnings per Share growth; (xi) net earnings; (xii) operating earnings; (xiii) free cash flow; (xiv) attainment of strategic goals relating to mergers and acquisitions; (xv) appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; (xvi) sales or market share; (xvii) gross profits; (xviii) earnings before interest and taxes; (xix) earnings or adjusted earnings before interest, taxes, depreciation and amortization; (xx) operating expenses or reduction in operating expenses; (xxi) capital expenses; (xxii) enterprise value; (xxiii) equity market capitalization; (xxiv) economic value-added models and comparisons with various stock market indices; (xxv) operating ratio; (xxvi) employee turnover; (xxvii) Compliance, Safety, and Accountability (CSA) scores; (xxviii) reductions in costs; (xxix) gross profit return on investment; (xxx) gross margin return on investment; (xxxi) gross margin; (xxxii) operating margin; (xxxiii) working capital; (xxxiv) net recurring revenues; (xxxv) revenue growth; (xxxvi) annual recurring revenues; (xxxvii) recurring revenues; (xxxviii) license revenues; (xxxix) total stockholder return or total stockholder return positioning within a comparator group; (xl) specified objectives with regard to limiting the level of increase in all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and other offsets and adjustments; (xli) growth in the value of an investment in Shares assuming the reinvestment of dividends; (xlii) adjusted net income or income per Share or adjusted cash net income per Share; (xliii) volume, volume growth or in-year volume; (xliv) merchant or distribution partner account production; (xlv) new merchant locations or new merchant locations using a particular product; (xlvi) calculated attrition; (xlvii) goals based on product performance; (xlviii) environment, social and corporate governance (ESG) goals; (xlix) Fair Market Value or annual Share price growth; or (l) individual Participant goals.

“Performance Formula” shall mean, for a Performance Period, one or more objective formulas applied against the relevant Performance Goal to determine, with regard to a performance-based Award (including, but not limited to, a Performance Compensation Award) of a particular Participant, whether all, some portion but less than all, or none of the performance-based Award has been earned for the Performance Period.

“Performance Goals” shall mean, for a Performance Period, one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time during the first 90 days of a Performance Period, or at any time thereafter, in its sole discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants, (a) in the event of, or in anticipation of, any unusual, infrequently occurring or extraordinary corporate item, transaction, event or development affecting the Company; or (b) in recognition of, or in anticipation of, any other unusual, infrequently occurring or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

“Performance Period” shall mean the one or more periods of time of at least one year in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a performance-based Award, including, but not limited to, a Performance Compensation Award.

“Person” shall mean any individual, corporation, partnership, association, limited liability company, joint-stock company, trust, unincorporated organization, government or political subdivision.

“Plan” shall mean this Daseke, Inc. 2017 Omnibus Incentive Plan, as amended from time to time.

“Restricted Stock” shall mean any Share granted under Section 8 of the Plan.

“Restricted Stock Unit” shall mean any unit granted under Section 8 of the Plan.

“Rule 16b-3” shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

“SEC” shall mean the Securities and Exchange Commission or any successor thereto, and shall include the Staff thereof.

“Shares” shall mean the common stock of the Company, par value $0.0001 per share, or such other securities of the Company (i) into which such common stock shall be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar transaction, or (ii) as may be determined by the Committee pursuant to Section 4(b) of the Plan.

“Stock Appreciation Right” shall mean any right granted under Section 7 of the Plan.

“Substitute Awards” shall mean any Awards granted under Section 4(c) of the Plan.

Section 3. Administration.

(a) The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant and designate those Awards which shall constitute Performance Compensation Awards; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine in the terms and conditions of any Award whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee (in each case consistent with Section 409A of the Code); (vii) interpret, administer or reconcile any inconsistency, correct any defect, resolve ambiguities and/or supply any omission in the Plan, any Award Agreement, and any other instrument or agreement relating to an Award made under the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (ix) establish and administer Performance Goals and certify whether, and to what extent, they have been attained; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration or operation of the Plan.

(b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including, but not limited to, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder.

(c) The mere fact that a Committee member shall fail to qualify as a “Non-Employee Director” within the meaning of Rule 16b-3 shall not invalidate any Award otherwise validly made by the Committee under the Plan. Notwithstanding anything in this Section 3 to the contrary, the Board, or any other committee or sub-committee established by the Board, is hereby authorized (in addition to any necessary action by the Committee) to grant or approve Awards as necessary to satisfy the requirements of Section 16 of the Exchange Act and the rules and regulations thereunder and to act in lieu of the Committee with respect to Awards made to non-employee directors under the Plan.

(d) No member of the Committee and no employee of the Company shall be liable for any determination, act or failure to act hereunder (except in circumstances involving his or her bad faith), or for any determination, act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company or an Affiliate against any and all liabilities or expenses to which they may be subjected by reason of any determination, act or failure to act with respect to their duties on behalf of the Plan (except in circumstances involving such person’s bad faith).

(e) The Committee may from time to time delegate all or any part of its authority under the Plan to a subcommittee thereof. To the extent of any such delegation, references in the Plan to the Committee will be deemed to be references to such subcommittee. In addition, subject to applicable law, the Committee may delegate to one or more officers of the Company the authority to grant Awards to Participants who are not officers or directors of the Company subject to Section 16 of the Exchange Act. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the Affiliate whose employees have benefited from the Plan, as determined by the Committee.

Section 4. Shares Available for Awards.

(a) Shares Available.

(i) Subject to adjustment as provided in Section 4(b), the aggregate number of Shares with respect to which Awards may be granted from time to time under the Plan shall in the aggregate not exceed, at any time, the sum of, (A) the number of Shares remaining available for grant under the Prior Plan upon the Effective Date, plus 4,000,000 Shares (the “Share Reserve”), plus (B) any Shares that again become available for Awards under the Plan in accordance with Section 4(a)(ii). Subject to adjustment as provided in Section 4(b), the aggregate number of Shares with respect to which Incentive Stock Options may be granted under the Plan shall be the number of Shares in the Share Reserve. Subject in each instance to adjustment as provided in Section 4(b), the maximum number of Shares with respect to which Awards (including Options and Stock Appreciation Rights) may be granted to any single Participant in any fiscal year shall be 1,000,000 Shares; the maximum number of Shares which may be paid to a Participant in the Plan in connection with the settlement of any Award(s) designated as “Performance Compensation Awards” in respect of a single Performance Period shall be as set forth in Section 11(e); and the maximum number of Shares with respect to which Awards (including Options and Stock Appreciation Rights) may be granted to any single non-employee member of the Board in any fiscal year shall be 350,000 Shares; provided, however, that the number of Shares granted during a single fiscal year of the Company to any non-employee member of the Board, taken together with any cash fees paid to such non-employee member of the Board during such fiscal year, shall not, in each case, exceed $500,000 in total value (calculating the value of any such Shares based on the grant date fair value of such Shares for financial reporting purposes and excluding, for this purpose, the value of any dividend or dividend equivalent payments paid pursuant to any Shares granted in a previous fiscal year).

(ii) Shares covered by an Award granted under the Plan shall not be counted unless and until they are actually issued and delivered to a Participant and, therefore, the total number of Shares available under the Plan as of a given date shall not be reduced by Shares relating to prior Awards that (in whole or in part) have expired or have been forfeited or cancelled, and upon payment in cash of the benefit provided by any Award, any Shares that were covered by such Award will be available for issue hereunder. Notwithstanding the foregoing, (i) the number of Shares tendered or withheld in payment of any exercise or purchase price of an Award or taxes relating to an Award, (ii) Shares that were subject to an Option or a Stock Appreciation Right but were not issued or delivered as a result of the net settlement or net exercise of such Option or Stock Appreciation Right and (iii) Shares repurchased on the open market with the proceeds of an Option’s exercise price, will not, in each case, be available for future Awards under the Plan.

(b) Adjustments. Notwithstanding any provisions of the Plan to the contrary, in the event that the Committee determines in its sole discretion that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may equitably adjust any or all of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award, which, in the case of Options and Stock Appreciation Rights shall equal the excess, if any, of the Fair Market Value of the Share subject to each such Option or Stock Appreciation Right over the per Share exercise price or grant price of such Option or Stock Appreciation Right; provided, that, for the avoidance of doubt, in the case of the occurrence of any of the foregoing events that is an “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standard Codification (ASC) Section 718, Compensation — Stock Compensation (FASB ASC 718)), the Committee shall make an equitable adjustment to outstanding stock-based Awards to reflect such event. The Committee will also make or provide for such adjustments in the numbers of Shares specified in Section 4(a)(i) and Section 11(e) of the Plan as the Committee in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 4(b); provided, however, that any such adjustment to the numbers specified in Section 4(a)(i) and Section 11(e) will be made only if and to the extent that such adjustment would not cause any Option intended to qualify as an Incentive Stock Option to fail to so qualify.

(c) Substitute Awards.

(i) Awards may be granted under the Plan in substitution for or in conversion of, or in connection with an assumption of, stock options, stock appreciation rights, restricted stock, restricted stock units or other stock or stock-based awards held by awardees of an entity engaging in an acquisition or merger transaction with the Company or any subsidiary of the Company. Any conversion, substitution or assumption will be effective as of the close of the merger or acquisition, and, to the extent applicable, will be conducted in a manner that complies with Section 409A of the Code.

(ii) In the event that an entity acquired by the Company or any subsidiary of the Company or with which the Company or any subsidiary of the Company merges has shares available under a pre-existing plan previously approved by stockholders and not adopted in contemplation of such acquisition or merger, the shares available for grant pursuant to the terms of such plan (as adjusted, to the extent appropriate, to reflect such acquisition or merger) may be used for Awards made after such acquisition or merger under the Plan; provided, however, that Awards using such available shares may not be made after the date awards or grants could not have been made under the terms of the pre-existing plan absent the acquisition or merger, and may only be made to individuals who were not employees or directors of the Company or any subsidiary of the Company prior to such acquisition or merger. The Awards so granted may reflect the original terms of the awards being assumed or substituted or converted for and need not comply with other specific terms of the Plan, and may account for Shares substituted for the securities covered by the original awards and the number of shares subject to the original awards, as well as any exercise or purchase prices applicable to the original awards, adjusted to account for differences in stock prices in connection with the transaction.

(iii) Any Shares that are issued or transferred by, or that are subject to any Awards that are granted by, or become obligations of, the Company under Section 4(c)(i) or Section 4(c)(ii) of the Plan will not reduce the Shares available for issuance or transfer under the Plan or otherwise count against the limits described in Section 4(a)(i) of the Plan. In addition, no Shares that are issued or transferred by, or that are subject to any Awards that are granted by, or become obligations of, the Company under Section 4(c)(i) or Section 4(c)(ii) of the Plan will be added to the aggregate limit described in Section 4(a)(i) of the Plan.

(d) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

(e) Minimum Vesting Requirement. No Award will vest earlier than the one (1) year anniversary of the Grant Date of such Award, subject to the other provisions of the Plan, including the Committee’s ability to allow for accelerated vesting in connection with a termination of employment or a Change in Control. Notwithstanding the foregoing, Awards that result in the issuance of an aggregate of up to five percent (5%) of the total number of Shares authorized to be issued under the Plan and Awards granted to non-employee Board members or members of the board of directors of an Affiliate may be granted to eligible persons under the Plan without regard to such one (1) year minimum vesting requirement.

Section 5. Eligibility. Any employee of, or Consultant to, the Company or any of its Affiliates (including, but not limited to, any prospective employee), or non-employee director who is a member of the Board or the board of directors of an Affiliate, shall be eligible to be selected as a Participant.

Section 6. Stock Options.

(a) Grant. Subject to the terms of the Plan, the Committee shall have sole authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price thereof and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options (except that no Incentive Stock Options shall be granted to any individual who is a resident of Canada), or to grant Non-Qualified Stock Options, or to grant both types of Options. In the case of Incentive Stock Options, the terms and conditions of such Awards shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code and any regulations implementing such statute. All Options when granted under the Plan are intended to be Non-Qualified Stock Options, unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. If an Option is intended to be an Incentive Stock Option, and if for any reason such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Non-Qualified

Stock Option appropriately granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to Non-Qualified Stock Options. No Option shall be exercisable more than ten years from the date of grant.

(b) Exercise Price. The Committee shall establish the exercise price at the time each Option is granted, which exercise price shall be set forth in the applicable Award Agreement and which exercise price (except with respect to Substitute Awards) shall not be less than the Fair Market Value per Share on the date of grant.

(c) Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement. The Committee may impose such conditions with respect to the exercise of Options, including, without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

(d) Payment.

(i) No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate exercise price therefor is received by the Company. Such payment may be made (A) in cash, or its equivalent, or (B) in the discretion of the Committee and subject to such rules as may be established by the Committee and applicable law, by exchanging Shares owned by the Participant (which are not the subject of any pledge or other security interest and which have been owned by such Participant for at least six months), provided that this clause (B) shall be inapplicable to any Option granted to an individual who is a resident of Canada, or (C) in the discretion of the Committee and subject to such rules as may be established by the Committee and applicable law, through delivery of irrevocable instructions to a broker to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate exercise price, or (D) in the discretion of the Committee and subject to such rules as may be established by the Committee and applicable law, the Company’s withholding of Shares otherwise issuable upon exercise of an Option pursuant to a “net exercise” arrangement (it being understood that, solely for purposes of determining the number of treasury shares held by the Company, the Shares so withheld will not be treated as issued and acquired by the Company upon such exercise), or (E) by a combination of the foregoing, or (F) by such other methods as may be approved by the Committee, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company or withheld as of the date of such tender or withholding is at least equal to such aggregate exercise price.

(ii) Wherever in the Plan or any Award Agreement a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the Option.

Section 7. Stock Appreciation Rights.

(a) Grant. Subject to the provisions of the Plan, the Committee shall have sole authority to determine the Participants to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either before, at the same time as the Award or at a later time. No Stock Appreciation Right shall be exercisable more than ten years from the date of grant.

(b) Exercise and Payment. A Stock Appreciation Right shall entitle the Participant to receive an amount equal to the excess of the Fair Market Value of one Share on the date of exercise of the Stock

Appreciation Right over the grant price thereof (which grant price (except with respect to Substitute Awards) shall not be less than the Fair Market Value on the date of grant). The Committee shall determine in its sole discretion and shall specify in the applicable Award Agreement whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares.

Section 8. Restricted Stock and Restricted Stock Units.

(a) Grant. Subject to the provisions of the Plan, the Committee shall have sole authority to determine the Participants to whom Shares of Restricted Stock and Restricted Stock Units shall be granted, the number of Shares of Restricted Stock and/or the number of Restricted Stock Units to be granted to each Participant, the duration of the period during which, and the conditions, if any, under which, the Restricted Stock and Restricted Stock Units may be forfeited to the Company, and the other terms and conditions of such Awards.

(b) Transfer Restrictions. Unless otherwise directed by the Committee, (i) certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company, or (ii) Shares of Restricted Stock shall be held at the Company’s transfer agent in book entry form with appropriate restrictions relating to the transfer of such Shares of Restricted Stock. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall, as applicable, either deliver such certificates to the Participant or the Participant’s legal representative, or the transfer agent shall remove the restrictions relating to the transfer of such Shares. Shares of Restricted Stock and Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except as provided in the Plan or the applicable Award Agreement.

(c) Payment. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of one Share. Restricted Stock Units shall be paid in cash, Shares, other securities or other property, as determined in the sole discretion of the Committee and specified in the Award Agreement, upon or after the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. Dividends paid on any Shares of Restricted Stock or dividend equivalents paid on any Restricted Stock Units shall be paid directly to the Participant, withheld by the Company subject to vesting of the Restricted Stock or Restricted Stock Units, as applicable, pursuant to the terms of the applicable Award Agreement, or may be reinvested in additional Shares of Restricted Stock or in additional Restricted Stock Units, as determined by the Committee in its sole discretion and in each case subject to the provisions of Section 16(b) herein, provided that no dividends or dividend equivalents shall be paid hereunder on such an Award granted to any individual who is a resident of Canada. Shares of Restricted Stock and Shares issued in respect of Restricted Stock Units may be issued with or without other payments therefor or such other consideration as may be determined by the Committee, consistent with applicable law.

(d) Terms and Conditions. The Committee may require or permit the deferral of the receipt of Restricted Stock Units upon such terms as the Committee deems appropriate and in accordance with Section 409A of the Code.

Section 9. Performance Awards.

(a) Grant. The Committee shall have sole authority to determine the Participants who shall receive a Performance Award, which shall consist of a right which is (i) denominated in cash or Shares, (ii) valued, as determined by the Committee and except as provided in Section 9(d) below, in accordance with the achievement of such Performance Goals during such Performance Periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.

(b) Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, and except as provided in Section 9(d) below, the Committee shall determine the Performance Goals to be achieved during any Performance Period, the length of any Performance Period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award. The Committee may require or permit the deferral of the receipt of Performance Awards upon such terms as the Committee deems appropriate and in accordance with Section 409A of the Code.

(c) Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period as set forth in the applicable Award Agreement.

(d) Performance Awards. The Committee may establish performance goals and targets, determine the extent to which such goals have been met and determine the amount of such Awards, in each case, in its sole discretion.

Section 10. Other Stock-Based Awards. The Committee shall have authority to grant to Participants an Other Stock-Based Award, which shall consist of any right which is (i) not an Award described in Section 6 through Section 9 of the Plan, and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan; provided that any such rights must comply, to the extent deemed desirable by the Committee, with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award, including, but not limited to, the price, if any, at which securities may be purchased pursuant to any Other Stock-Based Award granted under the Plan.

Section 11. Performance Compensation Awards.

(a) General. The Committee shall have the authority, at the time of grant of any Award described in Section 6 through Section 10 of the Plan, to designate such Award as a Performance Compensation Award.

(b) Eligibility. The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. Designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 11. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period, and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder for such period or any other period.

(c) Discretion of the Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is/are to apply to the Company and the Performance Formula, as applicable. Within the first 90 days of a Performance Period, the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 11(c) and record the same in writing.

(d) Payment of Performance Compensation Awards.

(i) Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii) Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (1) the Performance Goals for such period are achieved; and (2) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant’s Performance Award has been earned for the Performance Period.

(iii) Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the Performance Period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant’s Performance Compensation Award for the Performance Period and, in so doing, may apply Negative Discretion, if and when it deems appropriate.

(iv) Negative Discretion. In determining the final payout of an individual Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate.

(v) Timing of Award Payments. The Awards granted for a Performance Period shall be paid as provided for in any applicable Award Agreement.

(e) Maximum Award Payable. Notwithstanding any provision contained in the Plan to the contrary, the maximum Performance Compensation Award payable to any one Participant under the Plan for a Performance Period is (i) to the extent such Award is based on a number of Shares (including Awards that may be settled in either cash or Shares), 1,000,000 Shares or (ii) to the extent such Award is designated to be paid only in cash and is not based on a number of Shares, a maximum value at the date of grant equal to $4,500,000. If an Award is cancelled, then the cancelled Award shall continue to be counted toward the applicable limitation in this paragraph.

Section 12. Amendment and Termination.

(a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that if an amendment to the Plan (i) would materially increase the benefits accruing to Participants under the Plan, (ii) would materially increase the number of securities which may be issued under the Plan, or (iii) must otherwise be approved by the stockholders of the Company in order to comply with applicable law or the rules of the principal national securities exchange upon which the Shares are traded or quoted, such amendment will be subject to stockholder approval and will not be effective unless and until such approval has been obtained; and provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially impair the rights of any Participant or any holder or beneficiary of any Award previously granted shall not be effective without the written consent of the affected Participant, holder or beneficiary.

(b) Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially impair the rights of any Participant or any holder or beneficiary of any Award previously granted shall not be effective without the written consent of the affected Participant, holder or beneficiary.

(c) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make equitable adjustments in the terms and conditions of, and the criteria included in, all outstanding Awards in recognition of unusual or nonrecurring events, or infrequently occurring events as described in the Accounting Standards Codification Topic 225, as the same may be amended or superseded from time to time, (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

(d) Repricing. Except in connection with a corporate transaction or event described in Section 4(b) hereof, the terms of outstanding Awards may not be amended to reduce the exercise price of Options or the grant price of Stock Appreciation Rights, or to cancel Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price or grant price, as applicable, that is less than the exercise price of the original Options or grant price of the original Stock Appreciation Rights, as applicable, or when the exercise price or grant price exceeds the fair market value of a Share on the date of such exchange, in each case, without stockholder approval. This Section 12(d) is intended to prohibit the repricing of “underwater” Options and Stock Appreciation Rights and will not be construed to prohibit the adjustments provided for in Section 4(b) of the Plan.

Section 13. Change in Control. In the event of a Change in Control, unless otherwise determined by the Committee in a written resolution at the date of grant or set forth in an applicable Award Agreement, or as provided in an individual severance or employment agreement to which a Participant is a party, the following acceleration, exercisability and valuation provisions will apply:

(a) Upon a Change in Control, each then-outstanding Option and Stock Appreciation Right will become fully vested and exercisable, and the restrictions applicable to each outstanding Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award will lapse, and each Award will be fully vested, except to the extent that an award meeting the requirements of Section 13(b) hereof (a “Replacement Award”) is provided to the Participant holding such Award in accordance with Section 13(b) hereof to replace or adjust such outstanding Award (a “Replaced Award”). Any applicable Performance Goals deemed to have been achieved will be deemed to have been earned as of the date of the Change in Control based on the greater of (A) the actual level of achievement of all relevant performance criteria against the applicable “target” level(s) measured as of the date of the Change in Control, or (B) the deemed achievement of all relevant performance criteria at the applicable “target” level(s) measured as of the date of the Change in Control, with a pro rata payout based on the number of days within the applicable Performance Period that has elapsed before the Change in Control, as determined by the Committee, and, in each such case, all other applicable vesting criteria and other terms and conditions of the Award will be deemed to have been satisfied. The Committee, acting in its sole discretion without the consent or approval of any holder, may, in its sole discretion, effect the redemption, in whole or in part, of outstanding Awards by requiring the mandatory surrender to the Company by selected holders of some or all of the outstanding Awards held by such holders (irrespective of whether such Awards are then vested or exercisable) as of a date specified by the Committee, in which event the Committee shall thereupon cancel such Awards and pay to each holder an amount of cash or other consideration per Award (other than a dividend equivalent or cash award, which the Committee may separately require to be surrendered in exchange for cash or other consideration determined by the Committee in its discretion) equal to the Change in Control Price, less the exercise price per share with respect to an Option and less the grant price with respect to a Stock Appreciation Right, as applicable to such Awards; provided, however, that to the extent the exercise price per share of an Option or the grant price of a Stock Appreciation Right exceeds the Change in Control Price, such Award shall be cancelled for no consideration.

(b) An award meets the conditions of this Section 13(b) (and hence qualifies as a Replacement Award) if (i) it is of the same type (e.g., stock option for Option, restricted stock for Restricted Stock, restricted stock unit for Restricted Stock Unit, etc.) as the Replaced Award, (ii) it has a value at least equal to the value of the Replaced Award, (iii) it relates to publicly traded equity securities of the Company or its successor in the Change in Control or another entity that is affiliated with the Company or its successor following the Change in Control, (iv) if the Participant holding the Replaced Award is subject to U.S. federal income tax under the Code, the tax consequences to such Participant under the Code of the Replacement Award are not less favorable to such Participant than the tax consequences of the Replaced Award, and (v) its other terms and conditions are not less favorable to the Participant holding the Replacement Award than the terms and conditions of the Replaced Award (including, but not limited to, the provisions that would apply in the event of a subsequent Change in Control). Without limiting the generality of the foregoing, the

Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 13(b) are satisfied will be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion (taking into account the requirements of Treasury Regulation 1.409A-3(i)(5)(iv)(B) and compliance of the Replaced Award or Replacement Award with Section 409A of the Code). Without limiting the generality of the foregoing, the Committee may determine the value of Awards and Replacement Awards that are stock options by reference to either their intrinsic value or their fair value.

(c) Upon the Involuntary Termination, during the period of two years immediately following a Change in Control, of a Participant holding Replacement Awards, (i) all Replacement Awards held by the Participant will become fully vested and, if applicable, exercisable and free of restrictions (with any applicable performance goals deemed to have been achieved at a target level as of the date of such vesting), and (ii) all Options and Stock Appreciation Rights held by the Participant immediately before such termination of employment that the Participant also held as of the date of the Change in Control and all stock options and stock appreciation rights that constitute Replacement Awards will remain exercisable for a period of 90 days following such Involuntary Termination or until the expiration of the stated term of such stock option or stock appreciation right, whichever period is shorter (provided, however, that, if the applicable Award Agreement provides for a longer period of exercisability, that provision will control).

(d) Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any provision of the Plan or an applicable Award Agreement would cause a payment of deferred compensation that is subject to Section 409A of the Code to be made upon the occurrence of (i) a Change in Control, then such payment shall not be made unless such Change in Control also constitutes a “change in control event” within the meaning of Section 409A of the Code and the regulatory guidance promulgated thereunder or (ii) a termination of employment or service, then such payment shall not be made unless such termination of employment or service also constitutes a “separation from service” within the meaning of Section 409A of the Code and the regulatory guidance promulgated thereunder. Any payment that would have been made except for the application of the preceding sentence shall be made in accordance with the payment schedule that would have applied in the absence of a Change in Control or termination of employment or service, but disregarding any future service or performance requirements.

Section 14. Non-U.S. Participants. In order to facilitate the granting of any Award or combination of Awards under the Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any subsidiary of the Company outside of the United States of America or who provide services to the Company under an agreement with a foreign nation or agency, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of the Plan (including, without limitation, sub-plans) as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as the Plan. No such special terms, supplements, amendments or restatements, however, will include any provisions that are inconsistent with the terms of the Plan as then in effect unless the Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

Section 15. Detrimental Activity and Recapture Provisions. Any Award Agreement may provide for the cancellation or forfeiture of an Award or the forfeiture and repayment to the Company of any gain related to an Award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Committee from time to time, including, without limitation, in the event that a Participant, during employment or other service with the Company or an Affiliate, shall engage in activity detrimental to the business of the Company. In addition, notwithstanding anything in the Plan to the contrary, any Award Agreement may also provide for the cancellation or forfeiture of an Award or the forfeiture and repayment to the Company of any gain related to an Award, or other provisions intended to have a similar effect, upon such terms and conditions as may be required by the Committee or under Section 10D of the Exchange Act and any applicable rules or regulations promulgated by the SEC or any national securities exchange or national securities association on which the Shares may be traded.

Section 16. General Provisions.

(a) Nontransferability.

(i) Each Award, and each right under any Award, shall be exercisable only by the Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative.

(ii) No Award may be sold, assigned, alienated, pledged, attached or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution, and any such purported sale, assignment, alienation, pledge, attachment, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute a sale, assignment, alienation, pledge, attachment, transfer or encumbrance. In no event may any Award granted under the Plan be transferred for value.

(iii) Notwithstanding the foregoing, at the discretion of the Committee, an Award may be transferred by a Participant solely to the Participant’s spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including, but not limited to, trusts for such persons, subject to any restriction included in the applicable Award Agreement.

(b) Dividends and Dividend Equivalents. In the sole discretion of the Committee, an Award (other than Options or Stock Appreciation Rights), whether made as an Other Stock-Based Award or as an Award granted pursuant to Section 6 through Section 9 hereof, may provide the Participant who is not a resident of Canada with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis; provided, that in the case of Awards with respect to which any applicable Performance Criteria/Goals have not been achieved or other vesting criteria have not been met, dividends and dividend equivalents may be paid only on a deferred basis, to the extent the underlying Award vests.

(c) No Rights to Awards. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, Awards, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

(d) Share Certificates. Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any other term or condition of the Plan, the Company may elect to satisfy any requirement under the Plan for the delivery of Share certificates through the use of another system, such as book entry.

(e) Withholding.

(i) A Participant may be required to pay to the Company or any Affiliate, and, subject to Section 409A of the Code, the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan, and to take such other action(s) as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. This authority shall include the authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of the federal, state, foreign and/or local tax withholding obligations, including payroll tax withholding, with respect to a Participant in amounts up to the maximum allowable rate in the Participant’s relevant tax jurisdiction, as determined in the sole discretion of the Committee and pursuant to procedures established by the Committee and to the extent permitted by applicable accounting rules.

(ii) Without limiting the generality of clause (e)(i) above, unless determined otherwise by the Committee and subject to such rules as it may adopt (including, without limitation, any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), a Participant shall satisfy the foregoing withholding liability by delivery of Shares owned by the Participant (which are not subject to any pledge or other security interest and which have been owned by the Participant for at least six months) with a Fair Market Value equal to such withholding liability or by having the Company withhold from the number of Shares otherwise issuable pursuant to the exercise of the Option (or the settlement of such Award in Shares) a number of Shares with a Fair Market Value equal to such withholding liability.

(f) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including, but not limited to, the effect on such Award of the death, Disability or termination of employment or service of a Participant and the effect, if any, of such other events as may be determined by the Committee. Unless otherwise stipulated in an Award Agreement upon a Participant’s termination of employment as a result of death or Disability each then-outstanding Option and Stock Appreciation Right shall become vested and exercisable on a pro rata basis based on the number of full months completed during the vesting period up through the date of termination divided by the total number of months in the applicable vesting period and the restrictions applicable to each outstanding Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award will lapse on a pro rata basis based on the number of full months completed during the vesting or performance period up through the date of termination divided by the total number of months in the applicable vesting or performance period (with any applicable Performance Goals deemed to have been achieved at a target level as of the date of such vesting). All vested Options and Stock Appreciation Rights will remain exercisable for a period of 90 days following any such termination or until the expiration of the stated term of such Option or Stock Appreciation Right, whichever period is shorter (provided, however, that if the applicable Award Agreement provides for a longer period of exercisability, that provision will control).

(g) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, restricted stock units, Shares and other types of Awards provided for hereunder (subject to stockholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

(h) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or in any consulting or other service relationship to, or as a director on the Board or board of directors, as applicable, of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or discontinue any consulting or other service relationship, free from any liability or any claim under the Plan or any Award Agreement, unless otherwise expressly provided in any applicable Award Agreement or any applicable employment or other service contract or agreement.

(i) No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall be entitled to the rights of a stockholder in respect of such Restricted Stock.

(j) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, applied without giving effect to its conflict of laws principles.

(k) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(l) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with the requirements of all applicable securities laws.

(m) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or such Affiliate.

(n) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

(o) Deferrals. In the event the Committee permits a Participant to defer any Award payable in the form of cash, all such elective deferrals shall be accomplished by the delivery of a written, irrevocable election by the Participant on a form provided by the Company. All deferrals shall be made in accordance with administrative guidelines established by the Committee to ensure that such deferrals comply with all applicable requirements of Section 409A of the Code.

(p) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(q) California Participants. The Plan is intended to comply with Section 25102(o) of the California Corporations Code (“Section 25102(o)”), to the extent applicable. In that regard, to the extent required by Section 25102(o), the terms and conditions of any Options and Stock Appreciation Rights, to the extent vested and exercisable upon a Participant’s termination of employment or service, shall include any minimum exercise periods after termination required by Section 25102(o). Any Plan term that is inconsistent with Section 25102(o) shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 25102(o).

(r) Data Protection. A Participant’s acceptance of an Award shall be deemed to constitute the Participant’s acknowledgement of and consent to the collection and processing of personal data relating to the Participant so that the Company and the Affiliates can fulfill their obligations and exercise their rights under the Plan and generally administer and manage the Plan. This data shall include data about participation in the Plan and Shares offered or received, purchased or sold under the Plan and other appropriate financial and other data (such as the date on which the Awards were granted) about the Participant and the Participant’s participation in the Plan.

Section 17. Compliance with Section 409A of the Code.

(a) It is intended that the Plan and any Awards granted hereunder are exempt from or comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the Participants. The Plan and any Awards granted hereunder shall be administered in a manner consistent with this intent. Any reference in the Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service. All installment payments under the Plan will be deemed separate payments for purposes of Section 409A of the Code.

(b) Neither a Participant nor any of a Participant’s creditors or beneficiaries shall have the right to subject any deferred compensation (within the meaning of Section 409A of Code) payable under the Plan and Awards granted hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a Participant or for a Participant’s benefit under the Plan and Awards granted hereunder may not be reduced by, or offset against, any amount owing by a Participant to the Company or any of its Affiliates.

(c) If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (i) the Participant shall be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (ii) the Company shall make a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company shall not pay such amount on the otherwise scheduled payment date but shall instead pay it, with interest at an interest rate determined in the sole discretion of the Committee, on the earlier of the first business day of the seventh month or death.

(d) To the extent that the Plan and/or Awards granted hereunder are subject to Section 409A of the Code, the Committee may, in its sole discretion and without a Participant’s prior consent, amend the Plan and/or Award, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (i) exempt the Plan and/or any Award from the application of Section 409A of the Code, (ii) preserve the intended tax treatment of any such Award, or (iii) comply with the requirements of Section 409A of the Code, including, without limitation, any regulations or other guidance that may be issued after the date of the grant. In any case, a Participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with the Plan and Awards granted hereunder (including, but not limited to, any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its Affiliates shall have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.

Section 18. Term of the Plan.

(a) Effective Date. The Prior Plan was originally effective as of February 27, 2017, which was the date of its approval by the Board and the stockholders of the Company. The Plan, as amended and restated, is effective as of June 18, 2021 (the “Effective Date”), subject to approval of the Plan by the stockholders of the Company.

(b) Expiration Date. No Award will be granted under the Plan more than ten years after the Effective Date, but all Awards granted on or prior to such date will continue in effect thereafter subject to the terms thereof and of the Plan.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ««« EASY

IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 17, 2021.

INTERNET –

www.cstproxyvote.com

Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –

If you plan to attend the virtual online meeting, you will need your 12 digit control number to vote electronically at the meeting. To attend:

https://www.cstproxy.com/daseke/2021

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.	MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY	Please mark your votes like this

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES LISTED IN

PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, AND 4.

1. Election of Directors. (01) Brian Bonner (02) Don R. Daseke (03) Catharine Ellingsen (04) Grant Garbers (05) Charles “Chuck” F. Serianni (06) Jonathan Shepko (07) Ena Williams	FOR nominees listed to the left	WITHHOLD AUTHORITY to vote for nominees listed to the left	3. Approval, on an advisory basis, of the executive compensation of the Company’s named executive officers. 4. Approval of an amendment and restatement to the Company’s 2017 Omnibus Incentive Plan.	FOR FOR	AGAINST AGAINST	ABSTAIN ABSTAIN

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)

2. Ratification of independent registered public accounting firm.	FOR	AGAINST	ABSTAIN	CONTROL NUMBER

Signature                                                  Signature, if held jointly                                              Date                                             , 2021

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. All holders must sign.

Important Notice Regarding the Internet Availability of Proxy

Materials for the Annual Meeting of Stockholders

The 2021 Proxy Statement and the 2020 Annual Report to

Stockholders are available at: https://www.cstproxy.com/daseke/2021

▲FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Daseke, Inc.

The undersigned appoints Jason Bates and Soumit Roy, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Daseke, Inc. held of record by the undersigned at the close of business on April 23, 2021 at the Annual Meeting of Stockholders of Daseke, Inc. to be held on June 18, 2021, or at any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SEVEN NOMINEES TO THE BOARD OF DIRECTORS, IN FAVOR OF PROPOSALS 2, 3, AND 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING TO THE EXTENT AUTHORIZED BY RULE 14A-4(C) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the other side)